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[REGISTERED LOGO]

BARON
FUNDS
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                         BARON ASSET
           1
                         FUND


          PERFORMANCE.......................................................1

          PORTFOLIO STRATEGY................................................2

          RECENT DEVELOPMENTS...............................................5

          OTHER DEVELOPMENTS................................................8



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                         BARON GROWTH
          2
                         FUND


          PERFORMANCE.......................................................9

          CONCLUSION.......................................................13



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                         BARON SMALL
          3
                         CAP FUND

          PERFORMANCE......................................................14

          PORTFOLIO
          COMPOSITION......................................................15



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                         BARON
          4
                         i OPPORTUNITY
                         FUND


          PERFORMANCE AND
          PHILOSOPHY.......................................................17


          767 Fifth Avenue
          NY, NY 10153
          212-583-2100
          1-800-99-BARON
          baronfunds.com


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                                                  THIS QUARTERLY REPORT CONTAINS
                                                      INFORMATION FOR FOUR FUNDS



--------------------------------------------------------------------------------
 BARON ASSET FUND



QUARTERLY REPORT                                                MARCH 31, 2000


Dear Baron Asset
Fund Shareholder:

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PERFORMANCE

Baron Asset Fund performed well in the first quarter (see table below), but has since fallen with the general market. Our businesses achieved very strong earnings growth in the quarter. Robert Half's earnings increased 24%, its revenue increased 30%. Half's Internet recruiting initiatives are having a favorable impact on the company's ability to source candidates. ChoicePoint's earnings increased 68%, its revenues 23%. Internal revenue growth for both the traditional insurance services and newer commercial and government services businesses achieved record results. ChoicePoint also announced the acquisition of DBT, its largest competitor. Ethan Allen increased earnings 18%, revenues 12%. Orders increased 19%. Delivery times for wood furniture have been extended. Normally 85% of orders are delivered in four weeks. That number is now 60%. OM Group earnings increased 17%, sales 30%. A recent acquisition should boost results in following quarters. Apollo increased earnings 23%, revenues 23%. Apollo announced it would issue a tracking stock for University of Phoenix Online. The proceeds of this offering should enable the company to boost the growth rate of its on-line business from 40% to 60% for the next several years. DeVry earnings increased 27%, revenues 18%. Enrollments continued their steady climb, margins continued to expand. DeVry recently applied to their accrediting body to offer a bachelors degree program on-line. Education Management increased earnings 20%, revenues 18%. Enrollment

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PERFORMANCE
FOR THE 3 MONTHS ENDED MARCH 31, 2000

BARON ASSET FUND             10.2%
S&P 500*                      2.3%
RUSSELL 2000*                 7.0%

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PERFORMANCE
FOR THE 12 MONTHS ENDED MARCH 31, 2000

BARON ASSET FUND              19.6%
S&P 500*                      17.9%
RUSSELL 2000*                 37.3%
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PERFORMANCE SINCE INCEPTION
JUNE 12, 1987 THROUGH MARCH 31, 2000

BARON ASSET FUND             742.9%
S&P 500*                     595.9%
RUSSELL 2000*                306.9%

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*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                       B A R O N    A S S E T    F U N D

increased nearly 16%. Charles Schwab's earnings more than doubled while revenues jumped 65%. These results were achieved because trading levels increased far beyond budgeted and sustainable levels. Staffing has since increased, service levels have improved and volumes fallen back to more normalized levels. We expect Schwab's income to increase 40% per year for the next several years. Michael Mark's Flextronics continued to achieve outstanding results. Earnings jumped 50% and sales about doubled. Saga Communications increased earnings 33%, revenues 21%, as its comparable radio stations continue to achieve strong growth. Two notable laggards in the quarter were Manor Care and Sun International. See our discussion below "Costly mistakes." About 69.5% of Baron Asset's equity portfolio is represented by stocks including those mentioned that can be valued based upon price earnings ratios and five year growth rates. This segment has a p/e ratio of 23.1X 2000 earnings that are expected to increase 27.1% from 1999's level.

About half the remaining equity investments can be valued based upon the discounted present value of future cash flows. These businesses include communications companies American Tower, CoreComm, NTL (see discussion
"NTL:. . .the glass is half full. . .the glass is half empty. . .") and UnitedGlobalCom. These businesses are all growing rapidly, and if they continue to do so, offer us the potential to earn more than 25% per year. . .maybe a lot more. Communications businesses Citizens Utilities, soon to be Citizens Communications, and Commonwealth Telephone, are valued on the basis of cash flows and growth rates. Both offer prospects for at least a double within three years. Our radio and television businesses, Cox Radio, Hispanic Broadcasting, Citadel Broadcasting and Univision continue to report exceptional cash flow growth and continue to offer the prospects to double our money yet again within the next four years. Speculative communications and media ventures Motient, XM Radio and Sirius Satellite offer huge potential . . .and large risk. . .and represent a very small portion of our assets. Alexanders and Southern Union are cheap, cheap, cheap based upon asset values that we believe are two to three times their current stock prices.

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PORTFOLIO STRATEGY


Baron Asset Fund. . .a small cap "out of the box" fund. . .a "long term" investor

We're true to our principles but, not by a long shot, are we your "average" small cap mutual fund. In a May 15, 2000 note on Morningstar.com, "Thinking Outside the Style Box," the author notes that the parameters of market capitalization and investment style used to construct Morningstar's nine square style box "can be misused. . .a fund's strategy could be consistent even as its style box position shifts. That can happen when its managers let its small-or mid-cap winners run while keeping portfolio turnover low. For example, the median market cap of Baron Asset crept upward in the late 1990s, because manager Ron Baron held on to favorites like Charles Schwab."

Baron Asset Fund is an "out of the box" small cap fund that doesn't easily fit into narrowly defined investing categories. The reason? Baron Asset Fund is a long term investor in businesses, not a short term stock trader. Although Baron Asset has purchased principally smaller companies, during the thirteen years since the Fund's founding in June 1987, many businesses in which the Fund invested when they were small have become BIG. The Fund continues to hold these investments since they continue to have the potential to double in size again within the next four years. The average mutual fund's annual portfolio turnover is nearly 100%, i.e, it replaces its entire equity portfolio every year! Baron Asset Fund invests in businesses for years, not months. Its 15% average annual turnover means that, on average, it holds investments for seven years. It keeps its winners! Barron's noted in a featured interview with us a few years ago that "Ron Baron knows when to hold 'em." Too bad I don't always know when to "fold 'em." Please see "Costly mistakes."

You won't find $32 billion market cap Charles Schwab in most small cap fund portfolios. . . Baron Asset first invested in that business in 1992 when Schwab's market cap was just $800 million. You won't find $8 billion market cap Flextronics in most small cap portfolios. . .Baron Asset invested in this business five years ago when its market cap was $500 million. You won't find $5 billion market cap Robert Half in small cap portfolios either . . .Baron initially invested in that business ten years ago when its market cap was less than $200 million. You won't find $20 billion market value NTL in small cap portfolios, either. . .Baron invested in that business seven years ago when its market cap was just $250 million. Baron Asset invested in Mirage Resorts in 1987 when its market cap was just $250 million. Mirage was recently acquired by MGM Resorts for more than $4 billion. And you won't find mid-sized market cap businesses like DeVry, Hispanic Broadcasting, Dollar Tree, American Tower, Univision, Cox Radio and many other companies that have multiplied many fold since Baron Asset purchased their shares in most small funds either.

Baron Asset Fund's small market cap businesses Saga Communications, Ethan Allen, CoreComm, Vail Resorts, ChoicePoint, OM Group, Four Seasons, Choice Hotels, Libbey, XM Radio and Education Management et al do not yet justify mid cap and large cap valuations. But, we think they will. So, what's our strategy? Buy well managed, small and mid-sized businesses which have opportunities to become large. . .and not sell them just because they are successful when they become mid-sized and larger companies. . .until these companies no longer have the opportunity to double in size again within the next four years. . .

A recent Wall St Journal story described a meeting between a technology fund manager and his investors. The manager was


                                       2
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                       B A R O N    A S S E T    F U N D

trying to reassure his shareholders. But, since turnaround is obviously fair play, he was repeatedly assured instead by his shareholders, "We're long term investors in technology businesses. We're not concerned." We found this news account bizarre since the annual portfolio turnover in that tech fund was well in excess of 100% per year. . .by the end of the year the fund didn't, on average, own anything it owned at the start of the year.


Baron Asset buys growth at value prices.

Value vs growth. . .you won't find American Tower, NTL, CoreComm, Hispanic Broadcasting, Univision, Flextronics and Westwood One in most value portfolios. . .but, we invested at "value" prices before others recognized these businesses as "growth" businesses and have profited accordingly. You won't find Citizens Utilities, Southern Union, Seacor Smit, Sotheby's and Alexanders in most growth funds. . .but we believe we've also invested in these businesses before others have recognized what we believe are their "hidden assets" and favorable growth prospects. . .

Technology. Most small cap growth funds have 30-50% or more of their portfolios invested in technology businesses. Baron Asset Fund has no technology investments. We've chosen instead to invest in businesses that benefit from the Internet and have been able to create sustainable competitive advantage from their own technology investments. . .Charles Schwab, Robert Half, NTL, ChoicePoint et al, not businesses that make black boxes, software or chips. . . (although we sure wish we had the returns tech heavy funds achieved during the past three years as their p/e and price to sales ratios soared, our large communications and media investments did help offset the sluggish investment performance of our many, cheap, very profitable, fast growing "old economy" businesses).


Research. Research. Research. We've said it before. We'll say it again.

And just what is it that we do? What does Baron Funds stand for? Baron Funds researches and studies businesses. It's our judgment and work that's the basis for our long term investments. . .it's not brokerage firm, investment banking funded research recommendations. And, it's not IPO investments and rapid trading that have produced our favorable long term returns. It's our own research. . .and we believe we should get the credit. . .and the blame. . .for our successes and failures. We visit and interview managements and executives of the companies we own, as well as their competitors and customers to try to judge talent, honesty and drive. And business' opportunity, of course. We try to find businesses we believe are well managed and can take advantage of BIG growth opportunities. Barriers to prevent others from usurping these opportunities are a must. Short term traders care only about companies exceeding next quarter's earnings by a penny or two, sales a little better than expected, an announced contract or joint venture or an announced government policy initiative. Early one recent morning while working out on my treadmill, I was listening to a particularly well-spoken CNBC anchor analyst. "We sit here all day trying to make sense of the markets," he commented with some degree of frustration. Well, that's exactly what we do not do. Baron Asset Fund is a long term investor in fast growing, well managed, small and mid-sized businesses. And to us long term means long term. And, we attempt to purchase these businesses at attractive prices. . .prices that will allow us as shareholders to double our money in three to five years. . .if the businesses in which we are shareholders double in size in three to five years. If the businesses in which we are shareholders double in size, and then double again, so should the value of our investment double and then double again. As a long term investor, we'll still own them. Of course we may not achieve our objectives.

Internet stocks, value stocks, growth stocks, "momentum investing". . .

The year long laggard performance of Warren Buffett's Berkshire
Hathaway. . .its stock price fell about 16% last year. . .the retirements by noted, value oriented, "old economy" investors Tiger's Julian Robertson, Oakmark's Robert Sanborn and Fidelity's George VanDerHeiden who underperformed after missing the tech and Internet, media and communications stock booms. . .the retirement of Soros' Stanley Druckenmuller following his abandonment of "old economy" stocks last year and recent ill-timed, "new economy" tech investments. . .just like the demise last year of Long Term Capital Management marked the bottom of the stock market's sharp decline. . .the retirements of these well established portfolio managers has probably marked the bottom of the underperformance of "value" stocks. And there are a lot of cheap, very cheap, non-technology stocks with good prospects. There need be no further evidence than front page business stories about Carl Icahn's recent investment exploits.

And, why did Internet and technology IPO's increase in price so much last year? We think their stock prices were inflated partly because there was so little float available in these new businesses which offered open-ended growth prospects. But limited supply of many issues will soon end. The expiration of many "lockup periods," periods following initial public offerings when insiders are not allowed to sell their personal shareholdings, is close. Lockup period lengths are considered important to insiders. In fact, underwritings are awarded partly based upon investment bank agreements to terminate lockup periods early.

"Momentum" investing, namely, buying only what's going up, to paraphrase Will Rogers, the father of momentum investing, "If a stock doesn't increase in price, don't buy it." Momentum investing has also had an important role in the huge tech stock advance during the past three years. However, few owners of these stocks know very much about the underlying businesses. One of my good friends, we've been friends since college, now heads an investment bank. Last year his firm was the lead underwriter for one of 1999's "hot" IPOs, actually one of 1999's hottest IPOs. Before that company's initial public offering, the company's chief executive and senior management team visited inves-


                                       3
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                       B A R O N    A S S E T    F U N D

tors cross country on a three week "roadshow" set up by my friend. The roadshow included about 70 meetings with hundreds of portfolio managers and analysts. "Well, what did you think?" my friend wanted to know when the chief executive returned exhausted. "Of the hundreds of people at your meetings, maybe five understood what I do. The rest would have believed me if I explained that I make a box that you take with you into a phone booth that converts you into atoms that can be sent through a telephone line and reconstituted as a person in a phone booth in another city across the country. But, they all wanted to buy my stock!" So, it really shouldn't be surprising when stocks falling in price generate selling. The only reason many traders bought these stocks in the first place was because the shares were likely to increase in price because there was more demand for shares than there were shares available. Of course, when share prices began to decline, this was no longer the case. Momentum investors and traders become forced sellers of shares when stock prices are falling. That's the flip side of momentum investing.


Huge price increases in tech and Internet stocks really have impacted the U.S. economy. . .

At Berkshire Hathaway's recent shareholder meeting, Warren Buffett opined that the high stock prices accorded technology and Internet businesses with little revenues and no earnings "had not created wealth. They merely transferred wealth to the founders and early investors of those companies from new public investors." Public venture capital investing. Except at valuations in the billions not in single digit millions! Few of these new ventures will likely be successful if the past is a yardstick. Normally, new ventures are incubated for years before they are able to have an initial public offering. Due to the recent technology mania, the public has accepted great risks of which they have only recently become aware. The financing window for these ventures is now closed.

And the disruption caused in financial markets where profitable, growing, non-tech businesses were "crowded out" by fast growing but not yet unprofitable Internet ventures has ended. Financing really did become a zero sum game when technology stocks tripled to about 30% of equity share values in three years, growing much faster than underlying businesses and much faster than the economy produced savings. The money to produce these gains had to come from somewhere. It came, we believe, from investor sales of more traditional investments.

Labor markets squeezed by young graduates seeking .com employment and individuals leaving full time employment to become "day traders" have ended as well. getrichquick.com. We were recently visited by two young women with a web site for safety tips, e.g. shots to take when you travel, what to do if you're kidnapped in Bolivia, how you should avoid sunburns, what you should do if you have hot oil spilled on you. Although their "business" was really just an idea, they thought it was worth $6 million (!!!). Wow. The moral to these stories? They're just meant to show that when public markets accord businesses extraordinary valuations, it really does impact the rest of our economy. . .it impacts capital formation and the quality of our workforce and their willingness to work long and hard to achieve success, not trying to get rich quickly overnight. To the extent these excesses are corrected, the recent stock market correction, although painful to most of us, will be helpful. As of late May, the date of this letter, Chairman Greenspan certainly seems to have been successful at reducing the "wealth effect" of high stock prices. If the Federal Reserve eases credit early enough to prevent a NASDAQ death spiral, and we believe they will, it will be even more helpful.


 . . .but the springtime NASDAQ decline has created significant values. . .

Although we have not escaped the spring NASDAQ tech stock slaughter unscathed (our communications, media, Charles Schwab and Flextronics investments participated in the decline just as they had in the three year tech advance) we welcome more rational stock prices. And, we expect to take advantage of new opportunities that have been created. All the Baron Funds should be able to take advantage of more attractive prices for communications and media businesses. Baron iOpportunity Fund should be especially well positioned to sift through the wreckage of the Internet sector. . .and Mitch and Matt seem to be finding lots of attractive values.


Costly mistakes.

We have often stated that, "We invest in people, not just buildings." When we make a mistake, as often as not it's because we've misjudged management's capabilities or motivations. Two companies that have lately not done as well as most businesses in our portfolio are resort operator Sun International and nursing home operator Manor Care. We don't think it's a coincidence that the managements of both businesses are members of groups attempting to purchase those businesses. Such transactions, of course, are rife with structural conflicts and management distractions. A management team that operates a business as fiduciaries for the business' shareholders/owners but wants to purchase that business for themselves at an attractive price. . .how can that be fair? Management has the ability to influence current reported earnings, and therefore a business' stock price. Congress recognized that there are inherent conflicts of interest between lobbyists and those being lobbied. Senators, Representatives and members of the Executive Branch are not permitted to become lobbyists immediately after they leave the government. We think there should be similar ethics rules in business.

Young Broadcasting. We sold our shares after about doubling our money. We had about tripled our money when the company's executives announced the leveraged purchase of an extraordinarily expensive San Francisco NBC affiliate before obtaining NBC's written approval to do so. Although Young was confident


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                       B A R O N    A S S E T    F U N D

it would retain the affiliation agreement, we believed this transaction very risky and sold our shares. The San Francisco station has since lost its affiliation, and Young's shares fell another 50% after we sold.

We've fortunately been right in our judgments about people a lot more than we've been wrong. 2000 marks my 30th year as an investment analyst. And, it's probably more upsetting to me now when I make a mistake than it's ever been. It's especially disappointing if we seem to have misjudged individuals we personally like. Although it's obviously unfair and premature to make judgments before we've seen all the facts, we remain concerned regarding Sotheby's. Please see our note about the ongoing Sotheby's saga below.


--------------------------------------------------------------------------------
RECENT DEVELOPMENTS


Sotheby's. No news yet on Department of Justice price fixing probe. Sotheby's annual shareholder meeting postponed to discuss composition of the board.

We were first intrigued by and began to learn about Sotheby's in 1988 shortly after that company's initial public offering. We did not purchase any Sotheby's shares, however, until September 1997. . .and then only at prices that averaged 40% less than those prevailing nearly ten years earlier (. . .a lesson applicable to last year's frenzied IPO boom?). Sotheby's initial public offering occurred in the midst of a fine arts boom inspired by the then surging Japanese stock market. In the early 1990's, the art market predictably suffered a "hangover" and collectible prices fell sharply. Sotheby's stock price followed suit. Impressionist and contemporary masterpieces by Picasso, Monet, Cezanne, van Gogh, Warhol, Johns and Rothko et al have in the past few years again increased sharply in value. Prices of lesser works have recently begun to increase as well. This should not have been unexpected. Stock prices are a lot higher than ten years ago. So are real estate prices. . .restaurant prices, car prices, school tuitions and, most importantly, discretionary incomes. So, why should art prices have continued to languish? Price increases of objects auctioned have increased revenues of the leading fine arts auctioneers.

And what a great business Sotheby's has! A virtual retailer of art that owns neither stores nor inventory. Fine art that doesn't sell at auction is returned to the consignor. It is not owned by Sotheby's and does not have to be marked down and sold by the auctioneer at a loss. Sotheby's, as does its principal competitor, Christie's, owes its long survival and enduring prosperity to the enormous competitive advantage provided by its reputation for integrity and expertise established over the past two and a half centuries. Further, it is hard to think of a more direct beneficiary of rising worldwide affluence and prosperity than Sotheby's. What else spurred our interest in Sotheby's 256 year old business during the past two years. . .other than its 11% annual secular revenue growth rate for thirty five years and its prospects for rising margins during the next ten years that could at least quadruple its current operating earnings? And a stock price that did not mirror these opportunities? The prospects for Internet auctions that could, if successful, double or triple our earnings forecasts over the next decade. That's what! Sotheby's stock price had more than doubled during the past year subsequent to our purchases. However, its share price is currently depressed by the Department of Justice investigation into whether Sotheby's and others were involved in criminal price fixing, and has declined this year to less than half the price it reached a year ago. This is because if the company were found guilty of price fixing, the liability attached could be substantial. We believe the value of Sotheby's franchise is intact. Assuming the government completes its investigation, this scandal is resolved and the litigation concluded, all on favorable terms, we believe Sotheby's share price will again reflect the company's outstanding long term prospects.

When we began to invest in Sotheby's, we did so in part because we liked and admired the Sotheby's management team led by its charismatic chief executive Dee Dee Brooks and closely supervised by Chairman A. Alfred Taubman, one of the United States' most able, visionary, hands-on retail executives. To say we were shocked by the reports in January that Christies was cooperating with the Department of Justice in their investigation of a price fixing conspiracy between Sotheby's and Christie's executives would be an understatement. Especially since we questioned Sotheby's management on several occasions about the 10(k) disclosures regarding this investigation and had been reassured by their answers. The resignations of Taubman and Brooks following news reports of Christie's grant of conditional amnesty by the Department of Justice were even more surprising and unsettling. Especially since we had just been reassured by a board member that pricing decisions were a board decision and that the company was completely innocent of any wrongdoing.

We certainly hope that Taubman, Brooks and Sotheby's will be exonerated of any wrongdoing. However, if what has been reported in the press and civil lawsuits can be proven in court, Sotheby's and one or more former executives may be liable for penalties and damages at least to the government and sellers of art at auctions for the three years from 1996-1998. Fortunately for Sotheby's shareholders, according to published reports, Alfred Taubman is one of the wealthiest Americans. If the newspaper reports are accurate, Taubman may be personally liable to both Sotheby's shareholders and the company for any resulting damages.

We regard the appointment of Mike Sovern as Sotheby's new board chairman as a good step. Mike is the former President of Columbia University, currently teaches law at Columbia Law School and is a member of the boards of Warner Lambert and AT&T. But, most importantly, Mike is known for his ability to resolve disputes. For those of you who remember the student unrest at Columbia University in the 1960s, he's the guy who fixed the problem.

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                       B A R O N    A S S E T    F U N D

Baron Funds had expected that an outstanding, independent Sotheby's board would be assembled to oversee the continuing government investigation. We were clearly surprised and upset when a proxy was issued naming Robert Taubman, Alfred Taubman's son, to the board in Alfred's place. If the father resigned to allow the investigation to proceed without interference from the company's controlling shareholder, how could it be o.k. for his son to take his place? Other individuals with exceptionally close ties to Taubman also remain on the board. I believe Robert Taubman's appointment to be inappropriate at this time. We believe Robert Taubman will soon recognize the enormous conflicts of interest he will face. To enable the company's defense to be separated from that of his father, and minimize potential liabilities for the company, we remain hopeful Robert will resign his position in favor of another highly qualified but independent individual.

If the subjects of my discussions with Mike were not often so unpleasant and serious, our conversations would have been more than enjoyable. "May you be cursed by being in a lawsuit in which you're right," he told me he admonishes his law students in a lightly veiled but friendly warning to me. When Mike was attempting to convince me to compromise on a difficult point he told me a story. "A matchmaker in England in the 1950's was trying to marry Yosell, a young Jewish man, to Princess Margaret, the daughter of the Queen. Yosell's grandmother was distressed that her grandson would consider marrying out of their religion. After several meetings between the grandmother, Yosell and the matchmaker, the grandmother relented and blessed the marriage. When the old matchmaker and Yosell left the grandmother's home, the matchmaker turned to Yosell. 'Well, that's half the battle.' "

We have previously chosen to support Alfred Taubman's board nominees. But, circumstances have changed. As a direct result of the DOJ investigation, Sotheby's share price no longer reflects the very strong value of its businesses. . .off-line or on-line. The new Sotheby's board will include at least four independent directors acceptable to Baron Capital. We expect these individuals to provide business expertise to Sotheby's management and influence the board to "do the right thing" for all Sotheby's constituencies, e.g. its employees, customers, community and shareholders in addition to the Taubman family.

We believe the efforts by the "fresh blood" that will be added to Sotheby's board will help the business overcome its current legal travails and refocus on both its "bricks and mortar" auctions and enormous electronic commerce opportunities. Vanity Fair's June 2000 article titled "Sotheby's Under Siege" ended with an old art world saying. "When Armageddon is over, Sotheby's and Christie's will still be around to auction off the ashes." We certainly do not believe this investigation represents Armageddon for either Sotheby's or Christie's. And, as noted, assuming the investigation is concluded and resulting litigation completed on favorable terms, we expect Sotheby's share price to again reflect its very strong growth opportunities. Sotheby's market value now approximates just $1 billion. According to press reports, Bernard Arnoult, Chairman of luxury goods retailer LVMH, offered to purchase Sotheby's last fall. Sotheby's share price was then almost three times its current level. Sotheby's chairman reportedly rejected the proposal without presenting it to Sotheby's board.

Libbey. The next time you dine out, listen for the sound of breaking glass. . .that's income for restaurant glassware supplier Libbey!

In early May, Andrew Peck, our young (Andrew doesn't want to be called "young" anymore. . .he just turned "31"), Yale undergraduate, Stanford Law and MBA educated, Internet- opportunity focused analyst walked into my office. "Ron, we've just been invited to spend a day and a half with management at the Libbey glass plant in the hills of Monterey, Mexico." "Isn't Monterey supposed to be very pretty?" I asked. "That's Monterey, California. I wouldn't exactly call Monterey, Mexico a resort. According to the Weather Channel, it's 102 degrees there today and, of course, you can't drink the water. But, we'll get to see their low labor cost glass furnaces up close. I don't think the plant is air-conditioned, though. Their glass furnace we visited in Toledo last summer wasn't air-conditioned, either. Do you want to go or should I?" Of course, sensing the opportunity to make sure that Andrew remains focused on what's ultimately important, investing in businesses that generate more revenues each year than they spend, that make a good return on invested capital and that have important barriers to competitors. . .I decided to allow Andrew to make this trip alone.

Upon his arrival in Monterey late in the afternoon, Andrew checked in with our office. "I had to get up at 5AM to catch a flight to Dallas where I was supposed to have a two hour layover. Unfortunately, when my plane taxied onto the runway in Dallas, its tire blew out and we had to wait another hour to change it. But, I'm here now and on my way to the plant in a van with heavy security." "How's the hotel?" "Not exactly a Four Seasons."

Although it took Andrew quite a while to get to Monterey (sounds like a song title, doesn't it?) and the hotel where he stayed wasn't the greatest, Andrew was extremely impressed with Libbey's joint venture partner, Vitro, one of Mexico's largest private enterprises. Andrew was wined, dined and entertained in a luxurious, magnificent hacienda filled with expensive art, antiques and luxurious furnishings and carpets. . .that was surrounded by high, seemingly impenetrable walls and heavily guarded by armed men and dogs. Vitro's highly efficient, low labor cost glass manufacturing facility was especially impressive. In fact, Andrew liked it better than Libbey's Toledo plant. The layout of the Monterey plant seemed more efficient and its direct manufacturing costs are clearly a lot lower. Andrew was acutely aware that labor in this plant, representing perhaps half standard manufacturing costs in the United States, cost only about $2 per hour, about 10% of its cost in Toledo.

                       B A R O N    A S S E T    F U N D

Libbey is the United States' dominant manufacturer of glassware for restaurants and other institutional customers. Its market share probably exceeds 70%. More than 90% of its sales are highly predictable replacement sales, e.g., glasses break after limited usage. As a former waiter during my college years, I can personally verify this to be true. During Andrew's plant tour, Libbey's management outlined aggressive revenue and earnings growth targets for the next few years. Libbey expects to grow its core $461 million annual revenues 5% per year for the next three years while adding perhaps $200 million to annual sales through acquisitions of complementary products that can be distributed by Libbey, e.g., dinnerware or flatware or other dining area furnishings. Pre tax margins should increase 200 basis points over the time period driving earnings per share from an estimated $3.15 per share this year to about $6 in 2002. The company also expects to continue to repurchase its shares. Libbey's share price continues to languish below $30 per share, less than 10X 2000 after tax earnings.


NTL. The glass is half full. . .the glass is half empty. . .

During 1999, Microsoft purchased a $500 million NTL preferred issue convertible into common stock at a split adjusted price of about $61 per share, about nine times Baron Asset Fund's initial cost per share in 1993. In 1993, Baron Funds was the largest shareholder in NTL's predecessor company. Microsoft's capital helped NTL continue its aggressive broadband communication capacity build. France Telecom subsequently invested $5.5 billion for an approximate 25% stake in NTL. The split adjusted stock purchase price paid by France Telecom was about $68 per NTL share. France Telecom's most recent investment provided financing for NTL to nearly double the size of its U.K. cable, telephone and Internet access businesses by purchasing similar Cable & Wireless businesses. It also provided NTL the capital necessary to purchase the Switzerland cable television system, Cablecom.

NTL's and Cable & Wireless' businesses are virtually identical in size. NTL's franchise encompasses 6,042,000 homes, CWC 5,977,000 homes. Both companies have invested similar amounts in cable plant and have each "passed" about 71% of the homes in their respective markets. NTL has, by far, done the better marketing job. NTL has achieved significantly greater service penetration than CWC, e.g. 53% more telephone customers, 84% more cable television customers and eight times the Internet access customers. This provides NTL substantial opportunity to improve the newly acquired CWC systems. Switzerland's Cablecom has passed 90.8% of the homes in its market and has achieved remarkable 96% customer penetration for cable television service. Cablecom does not offer its customers telephone services at present. Cablecom was purchased for $3.7 billion, about $2500 per customer. NTL intends to upgrade Cablecom's network with broadband to offer telephone and Internet access. If successful with its telephone and Internet service efforts, NTL could reduce Cablecom's purchase price to five times cash flow within a few years. Investors applauded the Microsoft and France Telecom investments and the Cable & Wireless and Cablecom acquisitions. NTL shares more than doubled in value last year to over $100 per share. Traders clearly thought the glass half full.

During May, NTL announced it plans to compete aggressively to purchase and upgrade cable systems in Europe that are being privatized. Cable television purchases in Europe could nearly double again the size of NTL. Financing for these acquisitions was not outlined. NTL also announced modest sequential revenue and subscriber growth due to currency fluctuations and seasonal factors as well as a couple of month delay in its introduction of digital television. This slight delay gave Sky Television a short term competitive advantage when it introduced its "Open" digital television service that somewhat surprisingly employs closed system architecture. NTL's share price fell more than 40% to less than the purchase prices paid by Microsoft and France Telecom. Traders obviously now feel the glass is half empty.

NTL has built and owns England's state of the art telecommunications system. In its 1999 annual report NTL notes that "just two of the 48 fibres in one of our four national network ducts could handle all of today's UK telephony traffic." The NTL February 2000 proxy statement (issued for shareholders to approve the investment by France Telecom and NTL's purchase of Cable & Wireless) notes that NTL's 3500 mile long fibre optic telecommunications network has "sufficient duct capacity to accommodate over 2,300 fibres." This capacity is obviously far more than is currently required. Thus, NTL can add huge incremental telecommunications capacity at relatively low cost (labor is the largest component of network construction, not fibre) and low incremental operating cost. This "future proof" communications network should allow NTL to be at the forefront of data transmission (the Internet), streaming video that requires 10X the capacity of data which requires 10X the capacity of voice and future applications not yet dreamed about.

NTL will shortly launch its digital television service, ntl:digital plus; a digital television portal, ntlworld; and a true video-on-demand movie service. Over the next several years, we think NTL could significantly increase the number of households in its markets to whom it provides telephone, television and Internet services as well as boost revenues per customer nearly 50% while charging less for each service. This could boost the company's cash flow nearly 15 times. . .and this is before it purchases additional European cable television systems. We think we have the potential to earn several times on our investment in the next few years, at least a double from the high earlier this year, at least a quadruple from current levels. If the NTL world portal is successful, we could easily double our money again in a few more years. If NTL is able to successfully purchase and rebuild cable television systems on the continent, we could earn even more.

                       B A R O N    A S S E T    F U N D

--------------------------------------------------------------------------------
OTHER DEVELOPMENTS


Charles Schwab's co-CEO David Pottruck's new book Clicks and Mortar gets great reviews. You should read it.

Warren Buffett has recently commented that he views his businesses as castles surrounded by deep moats filled with alligators. Buffet's executives are charged with continuing to deepen their moats and add more alligators to defend against competitors. David's mantra, when he senses encroaching competition, is to "move the castle." We just love the way David thinks.

In David Pottruck's Clicks and Mortar, he and co-author Terry Pearce discuss the challenges of growing a business and maintaining its edge in our, fast paced, technology driven world. Throughout the book David uses real life examples from his experiences at Schwab. Schwab's corporate culture of doing the "right thing" for customers and creating an environment for employees to work together toward common goals is underscored throughout the book. David discusses with great candor the mistakes he has made and the lessons he has learned as he has developed into, in our opinion, one of the top business leaders of our time. Over and above the valuable lessons we can all learn from David and Terry regarding running a business in a virtual world, we, as shareholders in Schwab, can only have a warm and fuzzy feeling about the company after reading the book. Please e-mail us with your thoughts after you have had a chance to read it as well.


Baron Funds Ninth Annual Investment Conference. October 20, 2000. New York
City.

The Ninth Annual Baron Investment conference will take place Friday, October 20, breakfast through lunch, at the Ballroom of the Grand Hyatt New York Hotel in New York City. Please save the date. Our conference speakers, five chief executives of businesses in which Baron Funds is a shareholder, will be announced over the summer.

Before we invest in a business on behalf of our shareholders, we attempt to become as knowledgeable as possible about that business. Our due diligence, our "kick the tires" research, includes not just studying public financial information, but also meeting with company managements, both in our office and theirs. This is to judge for ourselves their ability, competency, honesty, integrity and business strategies. Our annual investment conferences give our shareholders the opportunity to "kick the tires" of your investment in Baron Funds.

The First Annual Baron Investment Conference in 1992 had 80 guests, most of whom I had to ask as a personal favor to attend. Last year nearly 2000 persons attended our meeting. Please RSVP at www.baronfunds.com or at 1-800-99-BARON or 212-583-2100 as soon as possible if you intend to be here so we can be certain you will be accommodated. If you have any further questions or if you'd like help or suggestions regarding hotel reservations, please e-mail, call or write us. We hope we'll see you this fall. There will be no charge to take part, of course.

BaronMail: e-mail service from Baron Funds.

Please register your e-mail address with Baron Funds at mail@baronfunds.com so we can communicate via e-mail relevant information about your investment. We welcome your comments about how we may better serve you.


Thank you for investing in Baron Asset Fund.

We recognize that, for most individuals, deciding how to invest your hard earned savings to pay for your children's education, a new home or your retirement is a most difficult decision. The huge stock appreciation achieved in the past few years that has been driven by technology and Internet stocks is multiples of what has ever been previously achieved. . .leading many to worry that stocks are overpriced. But, the stock market advance has been relatively narrow and most companies' share prices have advanced modestly during this period.

Baron Asset Fund's investment thesis is relatively uncomplicated. Baron Asset Fund invests for the long term in growth businesses purchased at attractive prices. Purchasing stocks at good prices limits risk, we believe. As we outlined in this report, we attempt to invest in businesses that we believe will double in size and profits or cash flow in three to five years. We assume that if a business doubles in size, so will its stock price. We hope our quarterly shareholder letters, interviews in the press and annual investment conferences have made it easier for you to determine if Baron Asset Fund represents an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders of Baron Asset Fund. . .especially since rapid trading, tech and Internet focused funds have so strongly outperformed during the past year and a half. We will continue to invest in fast growing, inexpensive businesses whose valuations offer both downside protection and potentially substantial rewards. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.




Sincerely,




/s/   Ronald Baron
---------------------------------
Ronald Baron
Chairman and CEO
May 23, 2000

[REGISTERED LOGO]

BARON
FUNDS

          ---------------------------------------------------
                         BARON GROWTH
           2
                         FUND


          PERFORMANCE.......................................................9

          CONCLUSION.......................................................13












































          767 Fifth Avenue
          NY, NY 10153
          212-583-2100
          1-800-99-BARON
          baronfunds.com

--------------------------------------------------------------------------------
 BARON GROWTH FUND



QUARTERLY REPORT                                                MARCH 31, 2000


Dear Baron Growth
Fund Shareholder:


--------------------------------------------------------------------------------
PERFORMANCE


Baron Growth Fund is off to a slow start in 2000, following a solid 1999. For the first quarter, the Fund gained 1.4%, compared with a gain of 2.3% for the S&P 500 index and 7.1% for the Russell 2000 index. Since Baron Growth's inception in January of 1995, the Fund has outperformed the S&P 500 and significantly outperformed the Russell 2000. The annualized compounded returns for Baron Growth shareholders is 28.6% over this time period, versus a return of 27.6% for the S&P 500 and 17.4% for the Russell 2000.

Fund Completes Small Cap
Growth Transition


A year ago, on May 19, 1999, Baron Growth Fund shareholders approved a change in the Fund's name to Baron Growth Fund and eliminated income as a secondary objective of the Fund. A year later, we are pleased to report to shareholders that the transition to growth, and in particular to small cap growth, is now complete. As of March 31, 1999 the Fund had 41.5% of its holdings in companies with a market cap of over $2.2 billion, our "larger cap" category. Only 43.7% of assets were in smaller companies, those with market caps under $1.75 billion. A year later (March 31, 2000) the Fund has only 21.9% of assets in larger cap companies, those over $2.2 billion of equity value. The focus of the Fund is now


--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 3 MONTHS ENDED MARCH 31, 2000

BARON GROWTH FUND               1.4%
S&P 500*                        2.3%
RUSSELL 2000*                   7.1%
--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 12 MONTHS ENDED MARCH 31, 2000

BARON GROWTH FUND              36.4%
S&P 500*                       17.9%
RUSSELL 2000*                  37.3%
--------------------------------------------------------------------------------
PERFORMANCE SINCE INCEPTION
JUNE 12, 1987 THROUGH MARCH 31, 2000

BARON GROWTH FUND             275.0%
S&P 500*                      258.9%
RUSSELL 2000*                 131.7%
--------------------------------------------------------------------------------
*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

                      B A R O N    G R O W T H    F U N D

squarely on smaller cap names under $1.75 billion in value, with 58.9% of our assets in companies of that category.


Investing in small cap growth companies; Value oriented purchase discipline


Baron Growth Fund's investment approach is to seek investments in smaller companies which we believe have superior long term growth prospects and purchase them at what we believe are attractive prices. We believe smaller companies provide greater growth opportunities over the long term than larger, more mature businesses. Because these smaller businesses are less well known, extensive independent research is required to develop high levels of conviction prior to investment. Our research focuses on a company's ability to generate significant profits and cash flows and sustain those cash flows for long periods of time. These business dynamics lead to superior stock price performance over the long term. While long term investing may not currently be in vogue, we believe the current momentum-based trading environment will soon come to an end.


Baron Growth Fund has avoided, and will continue to avoid, small cap technology companies where management teams are constantly in a paranoid shadow boxing contest against new start-ups and unknown technologies. Rather, we are investing in those businesses which can benefit from advances in technology. Some of our companies are creating enterprises around new technologies and constructing other types of barriers to entry to minimize the risk of technological obsolescence. We've invested in Flextronics as a high return-on-capital supplier of manufacturing services to large technology companies. We've invested in telecom companies that are leveraging broadband technologies to offer new suites of services to businesses and consumers. We've found attractively priced "clicks and mortar" businesses which have spawned new opportunities from old-line businesses thanks to the Internet revolution.


We will continue to invest the Fund with an objective to double our money every three to five years in businesses that are well managed, have exciting growth opportunities, barriers to entry and are selling at what we believe to be attractive prices. Of late we have identified many old line businesses currently being ignored by today's markets which are selling at prices that will allow us to continue to achieve this objective. We look forward to a more rational market environment where bottom-up stock research and investing trumps short-term trading as the mantra of investors. Baron Growth Fund is well positioned when that day comes. Of course we cannot predict the market or that we will achieve our objectives.

RURAL CELLULAR. Note written by Matt Ervin, Vice President and Co-Portfolio Manager, Baron Growth Fund


Our friends at Rural Cellular reported excellent results in the first quarter of 2000. The lead story on the earnings report was continued strong growth in roaming revenue. Roaming revenue is money paid to Rural Cellular by AT&T Wireless or other cellular companies when one of their subscribers roams into Rural Cellular territory and makes a phone call. Now that AT&T and others are offering nationwide one-rate plans, their subscribers are using wireless phones in places, such as Rural's rural territories, where roaming usage had never been strong. Rick Ekstrand and Wes Schultz, respectively the CEO and CFO of Rural Cellular, have put top priority on solidifying relationships with AT&T and other large carriers so that the company can continue to attract roaming traffic. The results to date have been spectacular: Rural dropped roaming prices by 20% versus last year and has been rewarded with 90% more roaming minutes versus the year prior. The net result is roaming revenue growth of 45% annually. There is not much in the way of incremental operating cost to handle a roaming customer, so dramatic increases in roaming revenue pretty much drop to the bottom line.


While roaming revenue is booming, the subscriber count is also on track with solid 18% year over year improvement. We consider this a sustainable growth rate for the future. Revenue per subscriber is holding relatively steady, and in fact may increase going forward. Historically, the cellular industry reported declines of 5% or so annually in revenue per subscriber. Primarily this is because the initial devotees of cellular phones were high usage, price insensitive business customers, and to increase penetration rates the industry has found it necessary to drive rates down and offer cheaper entry-level packages. But with the advent of digital systems, customers have shown a willingness to buy more expensive packages in return for a dramatic increase in available minutes of use. To date, Rural Cellular has had little need to change over to digital systems because capacity on the company's analog systems was sufficient to carry the traffic. Nonetheless, the company has installed digital systems in most cells and is beginning to enroll digital subscribers. Currently, the company yields about $35/month from the average analog subscriber. It does appear that digital rate plans produce larger commitments from customers, and could drive revenue growth to higher levels; we'll keep you informed as this story unfolds.


Overall, the company has posted at least 18% revenue growth and 20% cash flow growth, and we believe it has strong prospects for lengthening this enviable track record. The quality and sustainability of these cash flow streams is extremely high, and as investors have come to this realization the stock has risen to around $70 in mid-May from $12 when we bought our initial block of 250K shares only 17 months ago. Even at these levels, the stock is trading at only 12x our estimate for next year's cash flow. That's still a very good deal for a business that has what we believe are robust and stable prospects for growth. When the stock pulled back in February and March, we added to our position. Baron Growth now holds 410,000 shares of Rural Cellular.


OM GROUP, INC. Note written by Mitch Rubin, Vice President and Co-Portfolio Manager, Baron Growth Fund

                      B A R O N    G R O W T H    F U N D

When I first began working at Baron Capital, Ron gave me an ecclectic list of diverse companies that he had found interesting but had not yet researched. One of them, OM Group, seemed especially interesting due to its dominant leadership in the cobalt market. Not that Ron or I had any idea what cobalt was used for (it turns out that cobalt has wonderful properties of adhesion, hardening and drying that are critical in many industries). OM caught our interest because its products were critical to the production process across a myraid of industries, its customers designed OM's products directly into their own products with exacting specification and OM had maintained an impressive record of revenue and profit growth through various economic cycles.


After several days of research, I told Ron that the company seemed incredibly interesting but that the Street did not really provide any research coverage and I was having difficulty learning more about the company. "So," he replied, "Go to Cleveland." Something few New Yorkers relish hearing in their careers. Several trips to Cleveland, and countless meetings with company CEO Jim Mooney and CFO Jim Materna over the next several months gave us a much deeper understanding of the company.


The company began as Mooney Chemicals (started by James B. Mooney) in Cleveland in 1945. Mooney Chemicals produced carboxylates manufactured from cobalt and nickel and marketed its products almost exclusively to paint and lubricant manufacturers as drying agents. The founding Jim Mooney retired from the company in 1975 and the seventh of his 14 children James P. Mooney (who had been working as a sales rep for the company in Texas) took over. At the time the company's annual sales were approximately $2 million. In the early 1990s, no other Mooney children were involved in the business and the siblings were eager to sell the company. However, Jim wanted to continue running the business and feared that a financial buyer would overlever and/or undercapitalize the company and destroy his family's legacy. Instead, Mooney entered a combination with Outukumpu, a mining concern in Helsinki, Finland that was a raw material supplier to Mooney, and transformed OM into a leading international producer and marketer of niche, value-added, metal-based specialty chemicals and concentrates. The prospects for the business quelled his siblings desire to sell. Lucky for them, as sales over the next ten years grew from that $2 million level to over $500 million by the end of 1999.

Despite its years of consistent growth, the market often ignores OM's prospects and management's capability, viewing the company as a cyclical metals play with unsustainable growth. This has given us several instances to buy OM's stock on unwarranted price dips. We were recently given another such opportunity.


In February of this year, OM announced a significant acquisition designed to give it a similar market dominance and raw material pricing advantage in nickel-based specialty chemicals that it enjoys in cobalt. By acquiring from Outokumpu (the same partner from years ago) its nickel refinery business, and then establishing long term nickel feedstock agreements with Weda Bay Minerals in Indonesia, OM nearly instantly established itself as one of the world's lowest cost producers of value added nickel products. These products are the perfect complement to the company's current cobalt and other specialty metal products and are critical components in the production process for such high growth products as rechargeable batteries, fuel cells, super alloy, stainless steel and others. Moreover, the refinery provided the opportunity for substantial synergy with other OM facilities to enhance production efficiencies and broaden the company's product offerings.


The acquisition also had compelling financial characteristics. OM paid $185 million for the facility which, in 1999, produced $400 million in sales and $35 million in EBITDA. This equated to a multiple of 50% of sales and approximately 5x operating cash flow. The acquisition was financed fully with bank debt with no additional need for equity. The acquisition was thus highly accretive to OM's earnings. So much so, that the incredibly conservative fiscal team at OM was forced to guide earnings estimates substantially higher ($0.10 per quarter or a nearly 20% increase in annual earnings).


After such a strategic and financially compelling transaction, what do you think the market did with OM's stock? Right. Nothing. After a brief increase, OM's stock price drifted back to the low $30s, the low end of the stock's trading range for much of the past year. We took advantage of this apathy to continue to add to our position and Baron Growth now owns 310,000 shares. In the past several weeks, the market has begun to focus on the company's new prospects and the shares have risen to nearly $50.


XM SATELLITE and SIRIUS SATELLITE RADIO. Note written by Matt Ervin


Our next-generation radio companies, which we have discussed at some length in past reports, are each drawing close to the launch of their satellites. Each company's satellite system will serve up 100 digital radio channels available ubiquitously across the United States. Sirius is expected to launch its first satellite this summer and XM is slated to launch its "bird" close to the end of the year.


While the satellites are nearing completion, the management teams are thinking about their marketing plans. XM recently inked an interesting deal with Avis Rent-A-Car to increase exposure of the service. Avis has agreed to allow XM to install satellite receivers in all Avis rental cars. The rental market represents a tremendous venue for satellite radio because the companies can cheaply gain exposure to potential subscribers. There's no better selling tool than a test drive, and XM points out that the rental car industry could offer 24 million test drives per year for satellite radio. Yes, that's if the entire rental car industry signs on, not

                      B A R O N    G R O W T H    F U N D

just Avis, but we feel that the Avis deal is the first in a series of deals to be announced. Hertz is likely to sign an agreement with Sirius, and the other smaller rental car companies should follow suit.


On other fronts, Sirius is getting serious about making sure that it has enough radio units available to meet customer demand. Current capacity is roughly 250,000 units per year, but early indications from OEMs such as Ford suggest that capacity needs to be increased. Panasonic and Sirius have worked out a deal to devote an entire factory to the production of digital radios should the demand warrant the production.


On Wall Street the stocks of these two companies have been fairly volatile but are basically trading in sympathy with the NASDAQ; both of these stocks peaked in early March and have subsequently declined. We anticipate continued volatility in these shares given the developmental stage of their businesses. What captivates our continued interest is the long-term potential for positive cash flow and earnings. In our view each of these companies appears capable of producing $10-20 of cash flow per share if subscription digital radio achieves popular success.

CHOICE HOTELS Note written by Mitch Rubin


Choice's stock has declined sharply of late from $16.50 in early March to a recent $11 share price in early May. The decline, we believe, relates both to continued concern in the hotel industry about overbuilding in the limited service hotel sector as well as a write down that the company recently took related to its investment in Friendly Hotels, plc overseas.


We believe that both of these concerns are short-term and that Choice's stock has fallen well past fair value.


Choice remains one of the largest hotel franchising operations in the world with over 4,200 hotels in 38 countries with over 400,000 rooms. During 2000, we expect Choice to generate approximately $175 million in revenue and $110 million in EBITDA. Earnings, despite the write down from Friendly as well as increased investment in its online venture are projected to grow approximately 10% to $1.10 or better. The stock is thus trading at approximately 10x after tax earnings. We believe this valuation is extremely compelling given the stability and free cash flow production of Choice's franchising business model. The company also believes its stock remains undervalued and is continuing to buy in shares. Through the end of the first quarter, Choice has retired over 7 million shares (over 10% of outstanding stock) in the last year or so at a cost of slightly over $100 million.

In addition to ignoring the strength and stability of Choice's core franchising business, the market is giving the company little credit for its two exciting Internet initiatives. We introduced these initiatives in the last quarterly and update the progress here. Last year, Choice introduced ChoiceBuys.com as an Internet based buying cooperative for its franchisees. Through ChoiceBuys, Choice franchisees are able to pool their buying power to purchase online the products and services used in running their hotels at a substantial discount to the prices they would have paid buying individually. The ChoiceBuys program now includes over 150 vendors and more than 7,000 products (up from only 3,000 products 6 months ago.) It has also gotten great acceptance in the Choice system with over 1,200 Choice-affiliated properties now using the service. Last year, the program registered over $400 million in purchases and generated approximately $9 million in revenues to Choice. Choice continues to believe that, in time, the system has the potential to drive annual expenditures of $1.5 billion in goods and services by Choice franchisees which could contribute an incremental $30-40 million in high margin revenue to Choice.


Choice has also made substantial strides in pursuing opportunities to provide in-room Internet services to its guests. High speed in-room connectivity remains almost non-existent in the hotel industry with less than one percent of the US's four million hotel rooms equipped for such service. Yet the demand appears robust. In its initial test of the system in four locations, in-room computers at Choice properties enjoyed overwhelming consumer acceptance with average system usage of 52% and with online sessions that averaged 67 minutes each (both well above initial projections). Choice believes that, with a broad roll out, this system will help drive a room rate premium of $5 to $10 as well as offering the opportunity for online advertising and promotion to drive additional revenue. To pursue this opportunity further, Choice has established a new subsidiary, Stay Connect, Inc., to offer a turn-key solution throughout the hotel industry and beyond the Choice franchise system. Stay Connect has entered partnerships with Darwin Networks, a leading broadband solutions company, and Compaq Computers, for the purchase of its new iPAQ desktop PCs. The company remains committed to its goal of turning on 50,000 hotel rooms with the new service within one year.


APOLLO GROUP, INC. Note written by Susan Robbins, Vice President


A couple of facts continue to support our thesis that the demand for college education has never been greater, and that Apollo's business prospects, especially its University of Phoenix (U of P) Online initiatives, remain robust. Despite all of the funding for secondary and college education, only 21% of the US population over age 25 has earned a bachelor's degree. In addition, the pay gap between a college and a high school grad has widened dramatically over the past two decades from a 50% premium in 1980 to over 100% by the end of the '90s. Further, online education is becoming an increasingly attractive alternative to the now 50% of college students who are over the age of 25, often juggling work and family to try to improve their knowledge base and resumes and thereby their earnings potential.


With 12,000 students and $100M in run-rate revenues, Apollo's U of P Online, founded in 1980, is the largest degree granting

                      B A R O N    G R O W T H    F U N D

online program in the world. Unlike any other e-learning enterprise that we know of, it is profitable, with stand alone operating margins in excess of 20%. Although enrollment growth was "only" 38% in the most recent quarter, we think current lead flow could support growth closer to historical 60% levels for the next several years if Apollo continues to invest in the expanded marketing and infrastructure required to support this growth without having to worry about meeting investors' short term earnings expectations for the parent company.


To this end, Apollo has announced plans to issue a tracking stock for the University of Phoenix Online in a $75M IPO slated for mid to late June. Apollo Group intends to sell 10 - 15% of U of P Online to the public with the goal of exploiting and expanding its market leadership position while, at the same time, giving investors the opportunity to more fully realize the existing strength and potential of its core, off line business.


We think U of P Online could have 100,000 students and be a $1 billion business in five years. Beyond this, Apollo is also developing an online offering directed at the $62 billion non-degreed corporate education market, capitalizing on the already strong relationship U of P has with large corporations who provide employee tuition reimbursement for around 65% of U of P students. On-going conversations with several large clients represent an additional several hundred million dollar revenue opportunity in this area. Apollo will also pursue e-commerce revenues generated from its extensive database of students and alumni.


Meanwhile, we expect U of P's campus based business, with 87,000 students today, driven by the same strong secular demand, and possibly benefiting from the "halo" effect of increased online marketing, could become a $1 billion business in its own right, by growing enrollments at a 15% year over year pace, tuition increases of 3 to 4 % a year, and margin expansion as the mix of new and mature campuses shifts more favorably towards mature campuses. Opportunities presented by moving U of P's traditionally western focus eastward seem especially bright. Apollo has recently opened campuses or won approvals in the highly populated states of Pennsylvania, Maryland, Massachusetts and Texas. Six to eight states, including Ohio and New York are pending.

CHOICEPOINT. Note written by Andrew Peck, Senior Analyst


ChoicePoint, a longtime holding of the Fund, recently purchased DBT Online for approximately $440 million, its largest acquisition to date. We are very enthusiastic about the opportunities facing the newly merged firm. The addition of DBT should give ChoicePoint significant scale in its Business & Government division, which comprises all of its non-insurance businesses and represents about 40% of its sales. DBT will supplement ChoicePoint's current product set by expanding the size and scope of its database offerings, while also providing access to a complementary customer base. The merged entity should also recognize meaningful cost savings in areas including technology content management, data purchasing, and new product research. In addition, the combination unites two firms that had previously been competing vigorously with each other for market share, which may permit new pricing flexibility.


The result of these various top- and bottom-line synergies should be significantly expanded profitability. The business & government division currently has low-teens operating margins, ompared with margins of 40% in ChoicePoint's larger, more-established Insurance division. Over time, the additional scale brought by this acquisition, coupled with the low marginal costs inherent to the database business, should result in significant margin expansion. We are also excited about the company's expanded Board of Directors, which will include Ken Langone, one of the country's most successful and experienced venture capitalists, and Bernard Marcus, the founder of Home Depot.



--------------------------------------------------------------------------------
CONCLUSION


We look forward to continuing to employ our value-oriented discipline to investing in exciting small cap growth businesses. Thank you for investing with us.


Sincerely,



/s/ Ronald Baron             /s/ Matt Ervin              /s/ Mitch Rubin
----------------             ---------------             ---------------
Ronald Baron                 Matt Ervin                  Mitch Rubin
Chairman & CEO               Vice President              Vice President
May 24, 1999                 & Co-Portfolio              & Co-Portfolio
                             Manager                     Manager

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          COMPOSITION......................................................15
























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



 BARON SMALL CAP FUND


QUARTERLY REPORT                                                MARCH 31, 2000


Dear Baron Small Cap
Fund Shareholder:
--------------------------------------------------------------------------------
Performance

Baron Small Cap Fund was flat in the March quarter. This compares to gains of over 2% in the S&P 500 and 7% in the Russell 2000. The results are satisfactory coming on the heels of a strong performance in the fourth quarter of last year and in 1999 as a whole. The quarter was a period of tremendous volatility in the markets and within the portfolio. Though we profess no true insight into the market's trading pattern, we will discuss fluctuations in the prices of the stocks we own, how we have reacted to it and what our outlook is in this report.

The Fund's best performers in the quarter were SBA Communications, UnitedGlobalCom, Kenneth Cole Productions, Province Healthcare, and Apollo Group. The worst performers were Radio One, Casella Waste, Rural Cellular, Premier Parks, and Getty Images. Generally, our holdings that the market considered "new economy" stocks started the quarter strong and finished weaker and down for the period. Our "old economy" holdings did the reverse. We think this characterization to be foolish; there is only one economy. We see opportunities in both established enterprises and newer upstarts and will continue to invest in established, growing, well-managed companies and to dream with thoughtful, well-financed and proven entrepreneurs.


--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 3 MONTHS ENDED MARCH 31, 2000

BARON SMALL CAP FUND           -0.9%
S&P 500*                        2.3%
RUSSELL 2000*                   7.1%
--------------------------------------------------------------------------------
PERFORMANCE
FOR THE 12 MONTHS ENDED MARCH 31, 2000

BARON SMALL CAP FUND           50.0%
S&P 500*                       17.9%
RUSSELL 2000*                  37.3%
--------------------------------------------------------------------------------
PERFORMANCE SINCE INCEPTION
OCTOBER 1, 1998 THROUGH MARCH 31, 2000

BARON SMALL CAP FUND           78.4%
S&P 500*                       63.7%
RUSSELL 2000*                  22.3%
-------------------------------------------------------------------------------

*THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
 PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

              B A R O N      S M A L L      C A P      F U N D

--------------------------------------------------------------------------------
Portfolio Composition

At the end of March, we had assets of about $1 billion in the Fund. The Fund had about 50 investments. The top ten positions accounted for 44% of assets. The portfolio remains concentrated by industry group, with 23% in Communications, 21% in Media and Entertainment, 14% in Business Services and 8% in Recreation. The biggest themes within these headings are radio 13%, competitive local exchange operators 10%, broadband network operators 12%, and tower service providers, 5%.

During the quarter we took our cash position down from 10% to 5% to add to certain positions and take advantage of the wide trading ranges of our holdings. We more than doubled our positions in SBA, Getty, Province, Williams Sonoma and Entercom and increased our holding by a quarter or more in Rural Cellular, Radio One and Commonwealth Telephone.

We established new positions in Apollo Group, a post secondary education company with a strong and fast growing existing business and an exciting on-line subsidiary (please see write-up in this quarter's Baron Growth Fund report) and DBT Online, a database operator which our longtime holding ChoicePoint, announced it would acquire during the quarter. We purchased DBT in essence to increase our ChoicePoint position, as we examine the exciting synergies and growth prospects of the new larger company.

In the quarter we sold 25% of our UnitedGlobalCom position as the stock price spiked during the internet frenzy of February. We also sold smaller positions in World Wrestling Federation, FatBrain, Loews Cineplex, Caribiner and Spanish Broadcasting. We were surprised by new business plans at World Wrestling Federation (a football league) and FatBrain (e-publishing), were disappointed in execution at Loews and Caribiner, and sold Spanish Broadcasting because we were more enthused about the opportunities of other radio station groups. Also, SFX Entertainment, a holding since the Fund's inception, agreed to be acquired by Clear Channel Communications.

Market Action

It seemed like the prices of most of our stocks were either up a lot or down a lot during the quarter, which is rather unusual. I thought I would give you some perspective on our thoughts, and how we have reacted by reviewing some specific examples.

A. The radio stocks, including Radio One, Entercom and Westwood One, declined by around 50% mid-quarter. The reasons for their decline was concern that radio advertising would be negatively affected if funding for internet
    IPOs dried up. This fear was terribly overblown. Internet advertising was only 2% of ad spending for radio as a whole in 1999, and even less for our small market operators. The larger Internet companies which are well financed accounted for most of the 1999 budget, and we expect they will increase their radio advertising by almost 100% in 2000. Bricks and mortar competitors, seeking to launch Internet subsidiaries or protect their existing franchises are responding by advertising more. Radio is the medium of choice as it offers the best efficacy and continues to grow its share of total advertising spending. Radio advertising grew 12% as an industry in 1999 and 15% in the first quarter of 2000. Our holdings did even better. Radio One grew its same store revenues 29% and its cash flow 56% in the period, Entercom grew 19% in revenues and 47% in cash flow, and Westwood One grew revenues at 21% and cash flow by 140%. These are tremendous results.
    Also during the quarter, our holdings made substantial progress expanding their footprint. Radio One announced the purchase of 21 urban stations for $1.4 billion. We believe that they will continue their proven history of improving ratings and operations of the acquired stations, thereby greatly improving cash flow and earning a high return on their investment. The acquisitions also create a national platform which creates opportunities to develop an urban internet portal and radio and cable networks. Entercom closed the acquisition of the Sinclair transaction, which increased its station group by a third, and they showed immediate progress in improving results of the acquired stations. The new Westwood One-Metro Networks is performing sensationally. Westwood's national inventory revenues have accelerated from less than 10% growth to over 20%, and Metro's traffic revenues are accelerating as the two sales forces work together.
B. Rural Cellular (RCCC) was a tremendous stock in 1999, appreciating five fold. As we detailed in our December 1999 report, RCCC's stock performance was due to the combination of cash flow growth of 55% and multiple expansion. During the first quarter of 2000, US Cellular, a somewhat similar cellular operator, revised earnings estimates downward because of pressure on its roaming rates. This coincided with an equity offering RCCC was doing to finance its acquisition of Triton Cellular. Because of the weakness in a comparable stock price and the pressure of an equity offering, RCCC's stock price fell almost 50%. They affirmed that their business was strong, and that roaming revenues would continue to grow at double digit rates as accelerating volume compensated for pricing declines. The stock retreated to 10x projected cash flow and we increased our position. Results for the first quarter came in ahead of projections and the stock has recovered most of the decline. At present levels, it trades at 12x projected cash flow, with a 20% internal growth versus industry comparables trading at 15-20x cash flow in the public and private markets, so we believe there is lots of upside.
C. Getty Images had an outstanding run in 1999 when the investing world became enamored with "B to B plays" and sought companies with real revenues to put multiples on. We don't believe that businesses are worth multiples of sales. They are worth multiples of future earnings, with the multiple dependent on the growth rates, the quality of earnings and the competitive barriers. We think Getty is very attractive when its earnings prospects are analyzed. Getty announced in its first quarter that the revenue for the businesses it owned for over a year internally grew 35%, accelerating from 26% in the December quarter and 20% in September. It also closed on the acquisition of two significant competitors, the Image Bank and VCG Communications, which further secures its competitive position. We believe Getty's core stock photography will grow from $500 million in revenues that we project for 2000 to $750 million in 2002. Cash flow margins should expand from 18% to 35% over the same period so cash flow will grow to around $250 million. That cash flow stream could be worth a 20 multiple because it will still be growing over 20% per year, requires very little capital investment to sustain and Getty will have such a dominant market position. So the business could be worth $5 billion versus its current market value of $1.5 billion. Additionally, the company has big opportu-

              B A R O N      S M A L L      C A P      F U N D

    nities in the stock film business and is developing portals for the advertising community.

D. Casella Waste fell 75% in the quarter because it missed an earnings estimate, which is different than the prior examples. Casella acquired KTI Industries in December primarily to add KTI's in-region waste-to-energy plants and its contiguous hauling operations to further dominate the New England solid waste market. KTI also owned some assets, which were non-core to Casella and were to be disposed of when appropriate. Unfortunately, the earnings of these non-core assets turned sour subsequent to the acquisition and caused the total enterprise to miss projections. Since other high profile waste consolidators had recently stumbled with acquisitons, it was assumed that Casella's problems were severe and integral to its core business. The stock traded down to 8x projected 2000 earnings, 5x 2001. Though the earnings shortfall was real, and our losses severe (but temporary), we took advantage of the price decline to buy more stock. It has doubled off the bottom and still trades at 10x projected earnings with over 20% internal earnings growth.


New Ideas

We've been enamored with the communications tower industry since American Radio, a core holding of Baron Asset Fund, started purchasing towers in 1999 and we were advised of the opportunity. The business's focus is to lease space on multi-tenant towers to the rapidly growing wireless communications providers. US cellular telephone penetration is at about 30% at year end 1999. We expect it to grow to 75%+, and usage per phone is skyrocketing with the cheaper "one-rate" plans now being offered. Increased penetration has made it economic for additional frequencies to be built out. Often, 5 PCS licenses are being constructed per market, as well as one national ESMR network (Nextel). The original cellular providers are adding cell sites to increase capacity and keep up with call volume. New licenses will soon be auctioned off (30 MHz and the Nextwave spectrum) and new technology is being developed (3G) to continue to enhance service offerings. Fixed wireless telephony for business applications is growing dramatically, led by companies such as Teligent, Winstar, and Metricom as they develop LMDS and MMDS spectrum. Wireless data is in its infancy and when the internet can be delivered seemlessly without a hard line connection, tremendous additional capacity will be needed.

All these developments bode well for the tower owners whose bottom line can be expressed very easily:

More cell sites and more tenants = more revenues = more cash flow.

There is the added benefit of strong barriers to entry. Local regulators are swamped by zoning requests for the additional cell sites needed to support this growth and have been very reluctant to approve new sites because of the NIMBY (Not In My Back Yard) syndrome. This has resulted in a mandate to utilize existing towers more efficiently through co-locating the antennae of multiple providers on existing towers. The primary owners of these sites, the wireless carriers themselves, have followed suit by selling their towers to the public consolidators who were more adept and focused on these leasing activities.

SBA Communications is one of the five public companies taking advantage of these trends. Started in 1989 by Steve Bernstein, SBA was primarily a service provider to the original carriers: siting, zoning, constructing and deploying systems for MCI and McCaw Cellular in the 1980's. In 1997, SBA began an aggressive expansion into the site leasing business by beginning to build towers for its own account and buying towers from some of the smaller carriers and mom-and-pops. The company came public in mid-1999 to raise additional capital to accelerate these plans. In 1999, SBA built 438 towers for their ownership and completed $81 million in tower acquisitions. It ended 1999 with 1163 towers, up from 494 at year-end 1998. The game plan going forward is to build 550 towers and acquire $100 million of mom-and-pop towers (approximately 250 towers) per year, goals we think should be well attainable.

SBA has shied away from acquisitions of carrier portfolios because the transactions have been at 30x cash flow and they could find sites with better growth prospects from mom-and-pops at half the prices. The new builds are either "build-to-suit", which means done in conjunction with a carrier who helps pick the location and commits to a long term lease as the initial tenant, or built "strategically" which capitalizes on SBA's operating history and field resources to be ahead of the curve on carrier deployment and seek to zone sites before others. The backlog of new builds is over 1,000 and we are particularly impressed with the success of the strategies to date.

But what most impressed us is SBA's success in lease up of its owned towers. Same tower revenue growth was 31% in 1999 and remains strong in 2000. What will drive our ultimate return over time is the cash flow per tower, the market multiple of that cash flow and the company's financial structure. When we first got interested, we figured cash flow per tower would get to $35K per tower. We now feel it will be closer to $65K, because of all the demand for space that has become evident over the last two years. We believe that tower cash flow will trade at a 15-20x multiple because of its continued growth prospects, low capital re quirements and barriers to entry. We feel SBA will grow its tower portfolio to 5,000 towers by mid-2003 and that its portfolio will be worth $5.5B - $7.5B. Assuming some additional equity funding along the way, this yields a price target of $100-$150 per share. I know it's a wide range, but we purchased our position when the company had an all in capitalization of approximately $1B.

Recent Events

Since the end of the March quarter, the market has continued to be volatile, mostly on the downside. Our portfolio has traded anywhere between flat and down 15%, which has been frustrating but not disastrous. Most of our portfolio companies produced extraordinary operating results in the quarter and their outlooks remain strong. We continue with our approach of trying to remain focused on the business fundamentals, and the long-term investment potential, while being opportunistic in a turbulent market.

Thanks for your continued support.

Sincerely,


/s/   Cliff Greenberg
--------------------------------------
Cliff Greenberg
Vice President

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                         FUND


          PERFORMANCE AND
          PHILOSOPHY.......................................................17










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

 BARON iOPPORTUNITY FUND


QUARTERLY REPORT                                                MARCH 31, 2000


Dear Baron iOpportunity
Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE AND
PHILOSOPHY

We welcome all of our new fellow shareholders to the Baron iOpportunity Fund and to our first quarterly letter. Below we will review the performance of the Fund in its first several weeks and provide an overview of our investment strategy.


What a time to launch an Internet and
information technology fund!


The launch of the Baron iOpportunity Fund on March 1 was nearly perfectly correlated with the most recent peak of the NASDAQ Composite on March 10. Since that peak, the NASDAQ has fallen 33% through May 19 and the Morgan Stanley Internet Index has fallen 46%.

--------------------------------------------------------------------------------
PERFORMANCE
FOR THE MONTH ENDED MARCH 31, 2000

BARON iOPPORTUNITY FUND        -1.4%
NASDAQ COMPOSITE               -2.6%
MORGAN STANLEY
 INTERNET INDEX                -7.5%

--------------------------------------------------------------------------------
THE NASDAQ COMPOSITE AND THE MORGAN STANLEY INTERNET INDEX ARE UNMANAGED INDEXES. THE NASDAQ COMPOSITE TRACKS THE PERFORMANCE OF MARKET-VALUE WEIGHTED COMMON STOCKS LISTED ON NASDAQ; THE MORGAN STANLEY INTERNET INDEX OF ACTIVELY TRADED, HIGH MARKET CAP INTERNET STOCKS DRAWN FROM NINE INTERNET SUBSECTORS.

No doubt, a challenging time to launch an iOpportunity Fund.


Despite our caution in putting money to work, we were not able to escape this downdraft in stock prices unscathed. The technology sell-off of the past several weeks has been broad based and even our more conservative investments fell in price with the group. During the month of March, the Fund lost 1.4% and through May 19, the Fund is down 18.4% since its inception. As the chart below depicts, this compares favorably with the even steeper drops in the NASDAQ and the Morgan Stanley Internet Index.


While steeper than most would have predicted, this sell off is not surprising given the substantial rise in both technology and Internet-related stocks over the past two years. Few would argue that valuations in this sector had become extended and that a correction was possible. Not to mention that more and more companies came public during the frenzy of the past 24 months adding greatly to the supply of stocks in the market. Moreover, many businesses were taken public at earlier and earlier stages of development, increasing the risks attendant to investing in these stocks.


Does this mean that this was a terrible time to have launched the iOpportunity Fund?


DEFINITELY NOT.


We firmly believe that falling markets and volatile prices are two of the best friends that long term, research driven investors can have. We are not looking to day-trade stocks. We are looking to build positions in exciting businesses that are embracing the information technology revolution to create substantial

              B A R O N      i O P P O R T U N I T Y      F U N D

profits and great long term returns for shareholders. Today's market environment will help us buy these businesses at significantly more reasonable prices than they were trading at just two months ago.


We are not momentum investors. Quite the contrary. We like to buy stocks when they go down. Warren Buffet gave his shareholders a quiz on investment strategy in his 1997 Report to Shareholders that highlights the benefits of falling markets to investors.


      How We Think About Market Fluctuations


        A short quiz: If you plan to eat hamburgers throughout your life and are not a cattle producer, should you wish for higher or lower prices for beef? Likewise, if you are going to buy a car from time to time but are not an auto manufacturer, should you prefer higher or lower car prices? These questions, of course, answer themselves.


        But now for the final exam: If you expect to be a net saver during the next five years, should you hope for a higher or lower stock market during that period? Many investors get this one wrong. Even though they are going to be net buyers of stocks for many years to come, they are elated when stock prices rise and depressed when they fall. In effect, they rejoice because prices have risen for the "hamburgers" they will soon be buying. This reaction makes no sense. Only those who will be sellers of equities in the near future should be happy at seeing stocks rise. Prospective purchasers should much prefer sinking prices...
      They should therefore rejoice when markets decline and allow both us and our investees to deploy funds more advantageously.


Our strategy during this time of volatility has been to put our cash to work in a disciplined and judicious manner. We are neither trying to time the market or call a bottom. We are, however, trying to buy the most exciting businesses embracing this new technology at attractive prices relative to our view of their long-term prospects. The current market environment gives us the opportunity to invest our large cash position and new assets into the Fund in business we believe, over the long term, will have values substantially higher than today's prices. Disciplined, research driven investors are rewarded far more by rational, than irrational markets. We believe those rewards will come, although of course we may not achieve our objectives.

The Internet changes everything.


Why are we still so bullish about these companies' prospects?


Simple -- because we believe that the evolution of the Internet empowers certain business dynamics that will create substantial expansions of future profits.

We believe that the Internet, and the explosion of information and communication technology over the past several years, is as revolutionary to society as was the discovery of electricity, the advent of the telephone and the proliferation of computers. In fact, the companies on which we are focusing are the next generation of all three of these revolutions converging.


"iOpportunity" companies are permanently altering the way we live our lives and transact business.


This is NOT tulipmania. In his legendary book "Extraordinary Popular Delusions and the Madness of Crowds," Charles Mackay reviews some of the greatest speculative bubbles of the past. Tulipmania in Holland, the South Sea Bubble in England, the race for Alchemy. These were fads and delusions that swept through nations quickly creating, and then destroying, vast amounts of wealth. The press has quoted from this book extensively of late to compare the risks in Internet stocks with the risks of past periods of speculative excess. (In fact, during March, Ron handed copies of this book out at Baron Capital to give us all some perspective on past periods of "irrational exuberance.") The lessons from the book are important ones. Periods of rapid change and spikes in values warrant supreme caution and discipline.


However, the Internet is NOT a flower in fleeting demand due to the whims of society. It is, we believe, a transforming technology that has only just begun to have an impact on society. This impact will NOT diminish any time soon. It will be both a disruptive and constructive force within our society and economy for years to come. It is a global, borderless phenomenon embodied in E-Mail, E-commerce, person to person and business to business marketplaces and auctions, broadband connectivity, wireless communication and the world wide web. It is the ability to communicate, transact and inform over great distances at little cost and without borders. It is NOT a fad.


The revolution of the Internet both creates and destroys business models and, therefore, potential investment returns. Invested capital and installed systems can quickly go from a competitive advantage and barriers to entry to a handicap on a company's ability to innovate to meet new challenges and competition. Pricing becomes transparent and information becomes universally available to both sides in a transaction. New tools and technologies are needed, and new business practices are required, to meet these changes. We believe that many of these new tools, technologies and business practices will come from the entrepreneurial spirit and innovative genius often found in newer, younger companies.


The goal of the Fund is to find a diversified group of those businesses of tomorrow that are embracing these challenges by providing highly valued products and services and, in doing so, creating the opportunity for substantial future profits and returns on capital. And, we want to buy them at attractive prices.

              B A R O N      i O P P O R T U N I T Y      F U N D

The Internet changes nothing.


The value of an asset or business is ALWAYS directly related to its potential to create sustainable streams of future profit and cash flow. Always has been and always will be.


Nothing about the Internet changes this proposition.


Barriers to entry, sustainable competitive advantage, extraordinary management teams, scaleable and profitable business models, access to capital and prudent capital structure. These remain the most critical elements to understand in trying to predict those future cash flows and profits and trying to determine potential value.


Moreover, the only way to understand these elements is through exhaustive research. Studying financial statements, visiting and interviewing management teams as well as customers and competitors, reading trade journals, attending trade conferences, etc. Research, research, research.


Wall Street research is nearly always wrong (we know this first hand since Mitch used to write it for a leading investment bank). That is what makes it useful. Earnings "surprises" are expected. Research published by brokerage houses and investment banks is nearly flawless at underpredicting the future profits of tomorrow's leading businesses and overprojecting the future profits of tomorrow's failures. To be fair, Wall Street research is focused on the short term, while we believe that value is created by understanding the long term. Our goal is to develop conviction in long term business models through independent research. This is as critical in the Internet world as it has been in the off line world.


The Internet also does not alter our investment goals (long stated by Ron and Cliff regarding the other Baron Funds). We seek to make investments today that have the potential to appreciate multi-fold over several years. We are investors in businesses, not stock traders. We hope to achieve this goal by buying businesses with sustainable advantages and terrific business models, and then holding on to those investments as those advantages are exploited to maximize our returns (while limiting trading costs and taxes). Of course we may not achieve our goals.

The price at which you make an investment is equally as important as your projection of what you think the company may earn in the future. In addition, reaction to substantial near term price appreciation, to rebalance our capital into our best return-potential ideas, is of paramount importance. We will not be successful fund managers if we get the business right but the stock wrong by buying in at too high a price. Another investment proposition that is unaltered by the Internet.


With these thoughts in mind, the following is an overview of our approach to investing in the iOpportunity Fund.

The i Opportunity Fund is more than just an Internet Fund

The i in iOpportunity does not stand for Internet alone. It also includes information technology, interactive communication and information systems' infrastructure (as well as many non-"i "-beginning businesses). We have taken a broad and diversified approach to finding businesses that are utilizing the advantages of these phenomena to create substantial future profits.

We also note that the Internet is as powerful a corporate and personal tool as the telephone or the computer have become. In this way, all forward-thinking businesses will adopt an Internet strategy in their business. As Andy Grove, the Chairman of Intel, has been often quoted as saying: "All businesses will be Internet businesses or they won't survive." However, just as companies that embraced and utilized the telephone or the desktop computer were not necessarily telephone or computer companies, companies that embrace the Internet are not necessarily Internet companies.

The stocks that we will focus on for the iOpportunity Fund will be limited to those companies where the use and exploitation of the Internet and information technology is a primary driver of the companies' future profitability and value. We are not just looking for a company that has a web site. The company must be embracing the Internet in a way that can dramatically enhance future profitability and growth to warrant inclusion in the Fund. We expect this list of companies to be diversified across many industries including direct Internet/dot com businesses as well as businesses engaged in new media, interactive communication, electronic content delivery, networking and information technology and infrastructure. In addition, we are looking for the "bricks and mortar" businesses of today that can profitably evolve to the "clicks and mortar" leaders of tomorrow.

We have established five segments, or baskets, as we call them, that best describe our holdings. These baskets are:

1. Proven Leaders with Unbounded Future Opportunity -- companies that have ascended to recognized leadership positions with scalable, profitable and sustainable business models.

2. Bricks and Mortar Converting to Clicks and Mortar -- existing businesses with substantially enhanced prospects for growth and profitability from embracing the Internet.

3. Leaders in Sunrise Industries Benefiting from Powerful Trends -- there are several "fundamental truths" that exist by virtue of the growth of the Internet which produce powerful business trends and sunrise industries. We are looking for the leading companies benefiting from these macro trends.

4. Venture Capital Investments. Risky, yet potentially very rewarding young companies with new and superior technologies and practices at the vanguard of the information technology revolution.

              B A R O N      i O P P O R T U N I T Y      F U N D

5. Special Situations. Stocks where, although we may not yet have the required conviction to warrant a more substantial investment, the price of the stock is compelling related to both the current business prospects and a potential near term catalyst.


These baskets are reviewed in more detail below with brief descriptions of some of the companies that fit within them.


1.  Proven Leaders with Unbounded Future Opportunity


We believe that proven leaders have emerged on the Internet and in the information technology universe whose business prospects are extremely bright and relatively more predictable than many others. These are companies with substantial scale and proven, profitable business models. While many are still relatively young, these are neither start up nor fledgeling businesses but businesses that are established leaders generating enormous current profits and with the opportunity and expectation that they will be significantly larger in the future than they are today. While many hurdles certainly lie ahead to maintain this leadership, their scale, competitive advantages and capitalization create huge barriers to competition. And, by the way, they have and we believe will generate huge amounts of capital and cash flow to reinvest in their businesses to solidify their leadership.


Many of these companies are well known and have large market capitalizations. Our research will be focused on the long term to determine the potential size of markets and the potential long term profit potential of their business models. We will then patiently wait for the opportunities to purchase these companies at attractive prices relative to our view of their future long term value. Owning these companies at a reasonable cost and then letting the company's growth take care of the rest is the key to making money in this segment.


Some companies that we believe fall within this category include:


AOL and Yahoo! -- both have huge market share leads (multi times the size of their nearest competitors) in most of the important web traffic categories including registered members, reach, page views and monetization of traffic. Both are also hugely profitable with substantially underleveraged balance sheets.


Despite many later entrants, Ebay is by far the global leader in person to person auctions with a business model that builds no inventory or distribution infrastructure. Ebay has become such a household name that the amount of free publicity it receives because of the phenomena it has created dwarfs its own sales and marketing expenditures and has created a powerful and valuable global brand.


Liberty Media, has, in our opinion, the broadest portfolio of direct and indirect investments with the deepest reach in a group of companies focused on content ownership, media distribution and broadband connectivity.

American Tower has one of the largest and most profitable portfolios of wireless communication towers in the world. The portfolio continues to grow dramatically from both new construction and acquisition while the cash flow per tower is expected to at least triple over the next five years as the demand for wireless connectivity continues to explode.


There are many other companies that fall within this category of "proven leaders." This status, however, does not make these companies "must owns." Like any investment, the price of the stock must also be attractive. To purchase these companies, we must be able to project substantial stock price appreciation from current levels without using heroic valuation parameters. We do not subscribe to the theory of "buy growth at any price."

The market invariably gives you many opportunities to buy great businesses at reasonable prices. We hope to take advantage of short-term trading events that create opportunities to buy these and other leading companies at attractive prices. The dislocating events can be macro (as exist in today's market where rising interest rates are causing valuation disruption across many industries -- especially in media and telecom stocks) or micro (where company-specific near term events cause momentary disruptions that, in our opinion, do not impact our long-term investment thesis). Research, discipline and patience will all be rewarded in this basket. Of course we cannot predict how the stocks will trade.


2. Bricks and Mortar converting to Clicks and Mortar; We Hope to Get the Clicks for Free


A second basket includes companies with existing, "bricks and mortar" businesses that are being transformed by the Internet in a way that should substantially enhance both growth and profitability. By bricks and mortar, we mean real businesses that existed before the Internet. These are businesses that are currently profitable and well run with great management teams in the off-line world. In addition, rather than being disaggregated by the new technology, these businesses are embracing the Internet to dramatically enhance their business and leverage their competitive advantages on the web.


In many cases, these companies have not had the same parabolic advance in their share values because they are not directly perceived as either Internet or technology companies. Yet, their future profitability is just as tied to their ability to execute their business plan on line as any of the dot coms. Our goal in this basket is to buy these businesses at what we believe are reasonable prices relative to their current businesses and, hopefully, get the Internet opportunity for free.


Some examples of investments in this basket include:


  Getty Images, the leading archive of high quality imagery for creative professionals. Through both internal growth and acquisition, Getty has created substantial market share and high profit margins over the last several years. This leadership is now

              B A R O N      i O P P O R T U N I T Y      F U N D

being enhanced as Getty transitions its business model to the Internet world by digitizing its library and developing electronic search and distribution technology.


  ChoicePoint, the leading provider of claims-related data to the insurance industry as well as a key supplier of public records and credentialling data to several industries including Federal and State governments. ChoicePoint's data is being transitioned to the Internet so that a wider customer base (both business and consumer) may access the data, creating, potentially, dramatically greater revenue at a substantially lower cost.


  Hotel Reservations Network, a leading hotel wholesaler that has transitioned from an off line, telephone based distributor, to the leading booking engine for discount hotel rooms for a broad portfolio of affiliate companies on the Internet.


  Primedia, a targeted media company with a large portfolio of diversified businesses and content including magazines, video production and distribution and live event production. Primedia is leveraging its off line business and content on the Internet with more than 200 Internet sites and the creation of multiple e-marketplaces.


  Heidrick and Struggles, the leading executive search and recruiting firm with a focus on top level job openings in the technology world. Heidrick is utilizing its unique position as a critical adviser to both the venture capital and new economy sectors to expand its business beyond the CEO's office to mid-level executives and professionals through its newly created LeadersonLine subsidiary.


We believe that the combination of our experience researching small and medium sized growth businesses for the other Baron Funds with our research and understanding of the challenges and benefits of the Internet will be invaluable in finding these unique opportunities.


3. Leaders in Sunrise Industries; Beneficiaries of Powerful Trends


Baron Capital has always focused on "sunrise industries," the industries of your sons and daughters, not your fathers and mothers. We have taken that same approach to the Internet. There are several "fundamental truths" that exist by virtue of the growth of the Internet which produce powerful business trends and sunrise industries. These are broad trends which we believe are indisputable - such as the powerful growth of Internet usage... there are more people coming online and staying online longer each day. Almost all Internet-related companies are beneficiaries of this macro trend. We've identified a number of other long-term trends, including:

(1) The geometric growth of dollars spent on advertising and promotion on the Internet. Advertisement dollars follow eyeballs, and subsequent to March 31st we have added Doubleclick to our portfolio of investments as a leader in the race to capitalize in this trend. Advertising over the Internet may appear crude and clunky today, but the future promises more targeted and more impactful marketing campaigns. Doubleclick is the dominant provider of ad serving technology, and is leading the push to match advertisements with a viewer's interests.


(2) The expansion of wireless connectivity (Internet everywhere). There are many potential beneficiaries of the increased interest in mobile computing and communications: device manufacturers, cell phones companies, etc. But one of the fastest growing beneficiaries of this trend are the tower owners and operators such as American Tower (noted above as well), Pinnacle Holdings and SBA Communications. The paging and cell phone networks of today don't have the capacity to carry the data traffic demands of tomorrow. As network operators increase capacity, they must lease space on towers owned by our portfolio companies at rates which are already showing signs of rising.


(3) The nearly insatiable demand for bandwidth. Every year the demand for bandwidth increases at a tremendous rate, and the constraint on bandwidth has been most acute in the proverbial last mile of connectivity. The companies which are expanding this bottleneck, such as NTL and UnitedGlobalCom, enjoy the opportunity to generate powerful cash flow streams by providing expanded services to their customers and, moreover, are in a position to catalyze a new generation of content and software development.


Our investments in sunrise industries are businesses which are well positioned to capitalize on a growing market. But the rate of growth of the business may be difficult to quantify, or the ultimate level of profitability may depend on a host of variables which are impossible to predict. We are trying to identify businesses with management teams capable of adjusting to changing conditions. In light of the uncertainties which we as investors must face, our expectation for return on investment is approximately 50% more than our expectations for well established growth companies with more predictable prospects.


Venture Capital Investments


The public markets have shown a surprising willingness to finance venture stage businesses over the last 5 years. In Baron Growth Fund, we have invested in XM Satellite and Sirius Satellite Radio in hopes that these venture stage companies can eventually strike it rich.


Many, if not most, of the pure Internet companies which are public today might be seen as venture investments. One of the missions of the Baron iOpportunity Fund is to thoroughly explore this investment territory and stake a claim on the most promising new businesses. This is not an easy task. Often, these are companies without a proven business model. We spend time with management teams dissecting their business plans and

              B A R O N      i O P P O R T U N I T Y      F U N D

executional capabilities in the same way that a venture capitalist might. When we find a plan we believe in, we intend to invest only when we have a reasonable expectation of obtaining venture capital type returns. That means that we aim for 10-fold increases in value in our venture investments while recognizing that these companies may not succeed and their share prices could fall precipitously. We plan to mitigate our risks by building a portfolio of these investments and limiting our exposure to any one venture.


Some of the names in our Fund which fall into this category include: Wink Communications, a company on the leading edge of creating interactive television. Wink is creating software and other technology to lead the TV revolution. But more important than developing the software, CEO Maggie Wilderotter has brought programmers, cable companies, and advertisers together to synchronyze efforts to integrate the technology into people's television viewing habits. Allied Riser, a telecommunications venture which is rewiring thousands of buildings to bring the tenants a rich set of broadband services anchored by a fiber network many times faster than dial up connectivity. Mpower, a company in the forefront of providing advanced telecommunications services to small businesses, with plans for offering software services in addition to traditional telecom services.


The ultimate value of these types of investments is difficult to judge. In the short-term, we expect there to be tremendous volatility in these stocks as these businesses are without earnings and often without a shareholder base that really understands the business. As always, patience, discipline and a long-term perspective are critical.


Special situations


One hallmark of Baron Capital investing is our willingness, in fact our eagerness, to engage in intensive research in order to really understand the fundamentals of industries that interest us. In the Internet-related space, which to date has been dominated more by momentum investors than fundamental investors, sometimes we find special situations where stock prices have gotten out of line with fundamental values. While we may not yet be convinced that these businesses are appropriate long term holdings, we have a high degree of conviction that the current stock prices are well below fair value. We plan to devote a portion of iOpportunity's capital to investing in these special situations. Our investment time horizon will be shorter, by our standard, perhaps 1 to 3 years, and we will often look for catalyzing events which will prompt the market to agree with our assessment of value.

We invested in Lycos with this mentality. The company is one of the large portal companies with many web properties, including European operations, which, according to our sum-of-the-parts valuation was dramatically undervalued relative to its peers. CEO Bob Davis struck a deal last year to sell the company to Barry Diller's USA Networks which fell through due to disatisfaction from CMGI, Lycos' largest shareholder, about the price. Bob remains committed to transactions that highlight the value of Lycos' assets. In fact, while this report was being written, Lycos announced that it will be acquired by Terra Networks in a stock transaction which has a nominal value of $96.50 per share, roughly 40% higher than our average cost.


Conclusion

The financial pundits and news media have been preaching that the swift currents of today's equity markets have turned against us, that the investment climate is now equivalent to treacherous water in which Internet stocks will inevitably sink. That analysis, we believe, applies appropriately to businesses which lack strong, sustainable prospects; some of these are businesses that never should have reached the public markets in the first place, and clearly not at market caps amounting to billions of dollars.

Our approach to investing your assets is to scan the sea of Internet-related opportunities in search of companies that we believe are on a course to creating long-term shareholder value. We will invest in businesses with the wind at their backs, captained capably by experienced management teams. It is difficult to ignore the turbulent volatility in today's stock market. Nonetheless, we are looking beyond the choppy waters and focusing on the long-term opportunities for the businesses in which we are invested. We believe we have identified soundly constructed businesses, many of them charting exciting new waters, and we've purchased stakes in these companies at what we believe to be fair prices. Ultimately, if we invest wisely in businesses that will stand the test of time, the dramatic growth of these businesses will drive substantially higher stock prices.

We will work hard to justify the trust you have placed in us. Thank you for joining us at the beginning of this fund's journey.


Sincerely,


/s/   Matt Ervin             /s/   Mitch Rubin
---------------------        -----------------------
Matt Ervin                   Mitch Rubin
Vice President               Vice President
& Co-Portfolio               & Co-Portfolio
Manager                      Manager

                           B A R O N      F U N D S

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.



Baron Asset Fund
--------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap         Net
Company                                        (in millions)      Assets
-------------------------------------------   ---------------   ----------
                             Large Capitalization
-----------------------------------------------------------------------------
Charles Schwab Corp. ......................       $47,564       17.9%
NTL, Inc. .................................        13,143        7.6
Univision Comm., Inc. Cl A ................        11,609        0.8
Flextronics Intl., Ltd. ...................         8,133        6.1
American Tower Corp. Cl A .................         7,634        4.1
UnitedGlobalCom, Inc. Cl A ................         7,178        0.9
Hispanic Broadcasting Corp. ...............         6,162        2.7
                                                                -----
                                                                40.1%
                             Medium Capitalization
-----------------------------------------------------------------------------
Primedia, Inc. ............................       $ 4,648        0.2%
Citizens Utilities Co. ....................         4,305        2.7
RCN Corp. .................................         4,208        0.6
Robert Half Intl., Inc. ...................         4,201        5.0
Westwood One, Inc. ........................         4,072        1.1
Dollar Tree Stores, Inc. ..................         3,245        2.6
Cox Radio, Inc. Cl A ......................         2,429        0.7
Sirius Satellite Radio, Inc. ..............         2,214        0.4
Apollo Group, Inc. ........................         2,138        2.7
DeVry, Inc. ...............................         2,122        2.8
Polo Ralph Lauren Corp. Cl A ..............         1,844        2.8
CoreComm, Ltd. ............................         1,729        2.5
XM Satellite Radio Holdings, Inc.,
   Cl A ...................................         1,699        0.9
Premier Parks, Inc. .......................         1,650        0.6
Citadel Comm. Corp. .......................         1,553        0.4
Four Seasons Hotels, Inc. .................         1,544        0.7
                                                                -----
                                                                26.7%
                             Small Capitalization
-----------------------------------------------------------------------------
Manor Care, Inc. ..........................       $ 1,381        1.9%
American Mobile Satellite Corp. ...........         1,187        1.5
ChoicePoint, Inc. .........................         1,104        2.1
Sotheby's Holdings, Inc. Cl A .............         1,085        6.5
OM Group, Inc. ............................         1,084        1.9
Commonwealth Telephone Ent., Inc. .........         1,046        0.2
Ethan Allen Interiors, Inc. ...............         1,022        1.0
Azurix Corp. ..............................           879        0.1
Southern Union Co. ........................           866        0.8
Choice Hotels Intl., Inc. .................           771        3.3

--------------------------------------------------------------------------------

                                           Equity          % of
                                         Market Cap        Net
Company                                (in millions)      Assets
-----------------------------------   ---------------   ---------
                   Small Capitalization (Continued)
--------------------------------------------------------------------
Learning Tree Intl., Inc. .........         $768         0.2%
Seacor Smit, Inc. .................          677         1.1
Industrie Natuzzi SPA ADR .........          664         0.8
Sun Intl. Hotels, Ltd. ............          657         1.1
Vail Resorts, Inc. ................          574         2.8
Libbey, Inc. ......................          417         1.3
Education Mgmt. Corp. .............          415         0.7
Alexander's, Inc. .................          318         0.4
Saga Comm., Inc. Cl A .............          315         1.2
Smart and Final, Inc. .............          217         0.4
DVI, Inc. .........................          203         0.3
AMF Bowling, Inc. .................          178         0.4
                                                        ----
                                                        30.0%

Baron Growth Fund
--------------------------------------------------------------------------------

                                              Equity          % of
                                            Market Cap        Net
Company                                   (in millions)      Assets
--------------------------------------   ---------------   ---------
                                       Large Capitalization
-----------------------------------------------------------------------
Charles Schwab Corp. .................       $47,564        5.1%
NTL, Inc. ............................        13,143        4.7
Flextronics Intl., Ltd. ..............         8,133        3.8
Hispanic Broadcasting Corp. ..........         6,162        0.4
                                                           ----
                                                           14.0%
                                      Medium Capitalization
-----------------------------------------------------------------------
Robert Half Intl., Inc. ..............       $ 4,201        1.6%
Westwood One, Inc. ...................         4,072        1.5
Dollar Tree Stores, Inc. .............         3,245        2.0
Pinnacle Holdings, Inc. ..............         2,668        0.4
Entercom Comm. Corp. .................         2,304        0.6
Sirius Satellite Radio, Inc. .........         2,214        1.8
Apollo Group, Inc. ...................         2,138        4.0
MGC Comm., Inc. ......................         2,133        1.0
DeVry, Inc. ..........................         2,122        1.3
Allied Riser Comm. Corp. .............         1,976        2.2
Radio One, Inc. Cl A .................         1,884        2.3
CoreComm Ltd. ........................         1,729        3.5
SBA Comm. Corp. ......................         1,715        0.7

                           B A R O N      F U N D S

Baron Growth Fund
--------------------------------------------------------------------------------

                                                   Equity          % of
                                                 Market Cap        Net
Company                                        (in millions)      Assets
-------------------------------------------   ---------------   ---------
                      Medium Capitalization (Continued)
----------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
   Cl A ...................................        $1,699        4.8%
Getty Images, Inc. ........................         1,663        0.8
Citadel Comm. Corp. .......................         1,553        1.1
Four Seasons Hotels, Inc. .................         1,544        0.7
                                                                ----
                                                                30.3%
                             Small Capitalization
----------------------------------------------------------------------------
Manor Care, Inc. ..........................        $1,381        0.4%
BlackRock, Inc., Cl A .....................         1,293        1.6
World Wrestling Federation
   Entertainment, Inc. Cl A ...............         1,209        0.1
Electric Lightwave, Inc. Cl A .............         1,198        2.1
American Mobile Satellite Corp. ...........         1,187        1.5
ChoicePoint, Inc. .........................         1,104        2.1
Sotheby's Holdings, Inc. Cl A .............         1,085        1.0
OM Group, Inc. ............................         1,084        2.1
Ethan Allen Interiors, Inc. ...............         1,022        2.8
Wink Comm., Inc. ..........................         1,020        1.0
Intrawest Corp. ...........................         1,015        0.4
Hotel Reservations Network, Inc. ..........           966        0.1
Azurix Corp. ..............................           879        0.9
Southern Union Co. ........................           866        3.5
The Yankee Candle Co., Inc. ...............           862        0.3
Expedia, Inc., Cl A .......................           828        0.1
Rural Cellular Corp. Cl A .................           805        4.4
Choice Hotels Intl., Inc. .................           771        4.6
Heidrick & Struggles Int'l., Inc. .........           768        0.7
Extended Stay America, Inc. ...............           716        0.8
Seacor Smit, Inc. .........................           677        1.1
Industrie Natuzzi SPA ADR .................           664        1.0
Sun Intl. Hotels, Ltd. ....................           657        2.5
Vail Resorts, Inc. Cl A ...................           574        0.6
American Classic Voyages Co. ..............           523        0.8
Gabelli Asset Mgmt., Inc. Cl A ............           507        0.8
Libbey, Inc. ..............................           417        0.5
Education Mgmt. Corp. .....................           415        2.3
DBT Online, Inc. ..........................           374        0.8
Kronos, Inc. ..............................           371        0.6
Steiner Leisure, Ltd. .....................           320        0.7
Alexander's, Inc. .........................           318        0.6
Saga Comm., Inc. Cl A .....................           315        1.3
Medallion Financial Corp. .................           236        1.3
Smart and Final, Inc. .....................           217        0.8
DVI, Inc. .................................           203        0.6
Collectors Universe, Inc. .................           159        0.3
The Sports Club Co. .......................            66        0.2
                                                                ----
                                                                47.3%

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                   Equity          % of
                                                 Market Cap         Net
Company                                        (in millions)      Assets
-------------------------------------------   ---------------   ----------
                           Large Capitalization
--------------------------------------------------------------------------
UnitedGlobalCom, Inc. Cl A ................        $7,178       10.0%
                             Medium Capitalization
-----------------------------------------------------------------------------
Westwood One, Inc. ........................        $4,072        3.3%
Lamar Advertising Co. Cl A ................         4,029        1.3
SFX Entertainment, Inc. Cl A ..............         2,726        2.8
Pinnacle Holdings, Inc. ...................         2,668        1.0
Entercom Comm. Corp. ......................         2,304        2.9
Centennial Comm. Corp.
   (formerly Centennial Cellular Corp.) .           2,283        0.3
Apollo Group, Inc. ........................         2,138        2.7
MGC Comm., Inc. ...........................         2,133        2.1
Allied Riser Comm. Corp. ..................         1,976        1.7
Iron Mountain, Inc. .......................         1,910        2.5
Radio One, Inc. Cl A ......................         1,884        3.9
Williams-Sonoma, Inc. .....................         1,749        2.3
CoreComm, Ltd. ............................         1,729        4.3
SBA Comm. Corp. ...........................         1,715        3.6
Getty Images, Inc. ........................         1,663        2.3
ACTV, Inc. ................................         1,653        0.6
Premier Parks, Inc. .......................         1,650        1.9
Four Seasons Hotels, Inc. .................         1,544        2.1
Frontline Capital Group ...................         1,524        1.2
                                                                ----
                                                                42.8%
                             Small Capitalization
-----------------------------------------------------------------------------
PrimaCom AG ...............................        $1,462        1.1%
HomeGrocer.com, Inc. ......................         1,295        0.2
United Rentals, Inc. ......................         1,243        1.2
World Wrestling Federation
   Entertainment, Inc. Cl A ...............         1,209        0.4
Electric Lightwave, Inc. Cl A .............         1,198        1.1
ChoicePoint, Inc. .........................         1,104        1.7
Commonwealth Telephone Ent., Inc. .........         1,046        3.3
Intrawest Corp. ...........................         1,015        0.4
Hotel Reservations Network, Inc. ..........           966        0.1
Kenneth Cole Prod., Inc. Cl A .............           953        3.6
The Yankee Candle Co., Inc. ...............           862        0.9
Penton Media, Inc. ........................           825        3.0
Rural Cellular Corp. Cl A .................           805        4.4
Corporate Executive Board Co. .............           781        1.3
Heidrick & Struggles Int'l., Inc. .........           768        3.3
Central Parking Corp. .....................           737        0.9
Sun Intl. Hotels, Ltd. ....................           657        0.8
El Paso Electric Co. ......................           568        1.0
Gabelli Asset Mgmt., Inc. Cl A ............           507        0.5
Province Healthcare Co. ...................           451        1.1
Insignia Financial Group, Inc. ............           408        0.1

                           B A R O N      F U N D S

Baron Small Cap Fund
--------------------------------------------------------------------------------


                                                    Equity          % of
                                                  Market Cap        Net
Company                                         (in millions)      Assets
--------------------------------------------   ---------------   ---------
                       Small Capitalization (Continued)
-----------------------------------------------------------------------------
Loislaw.com, Inc. ..........................         $402         0.7%
DBT Online, Inc. ...........................          374         0.9
Todd-AO Corp. Cl A .........................          369         3.2
Career Education Corp. .....................          278         3.2
Cryptologic, Inc. ..........................          255         0.6
Loews Cineplex Entertainment Corp. .........          205         0.1
Marvel Enterprises, Inc. ...................          200         0.1
Casella Waste Systems, Inc. Cl A ...........          177         0.8
IT Group, Inc. .............................          173         0.7
Morton's Restaurant Group, Inc. ............           92         0.7
Equity Marketing, Inc. .....................           67         0.4
The Sports Club Co. ........................           66         0.3
                                                                 ----
                                                                 42.1%

Baron iOpportunity Fund
--------------------------------------------------------------------------------




                                                   Equity          % of
                                                 Market Cap        Net
Company                                        (in millions)      Assets
-------------------------------------------   ---------------   ---------
                          Large Capitalization
-------------------------------------------------------------------------
America Online, Inc. ......................   $153,877           0.9%
Time Warner, Inc. .........................    130,821           0.9
Liberty Media Group .......................     76,109           1.8
Charles Schwab Corp. ......................     47,564           0.5
eBay, Inc. ................................     22,912           1.9
United Pan-Europe Comm. N.V. ..............     21,621           1.0
Gemstar International Group Ltd. ..........     17,309           1.1
TV Guide, Inc. ............................     14,645           0.6
NTL, Inc. .................................     13,143           1.6
At Home Corp. .............................     12,673           2.2
Lycos, Inc. ...............................      7,721           3.1
American Tower Corp. Cl A .................      7,634           1.6
UnitedGlobalCom, Inc. Cl A ................      7,178           1.8
TMP Worldwide, Inc. .......................      7,163           3.9
                                                                ----
                                                                22.9%
                            Medium Capitalization
----------------------------------------------------------------------------
Primedia, Inc. ............................   $  4,648           2.1%
homestore.com, Inc. .......................      3,656           2.2
U.S. Trust Corp. ..........................      3,528           1.2
Pinnacle Holdings, Inc. ...................      2,668           0.6
MGC Comm., Inc. ...........................      2,133           1.4
GoTo.Com, Inc. ............................      2,012           0.4
Allied Riser Comm. Corp. ..................      1,976           1.5
SBA Comm. Corp. ...........................      1,715           1.4
Getty Images, Inc. ........................      1,663           2.3
Frontline Capital Group ...................      1,524           2.9
                                                                ----
                                                                16.0%

                             SmallCapitalization
----------------------------------------------------------------------------
HomeGrocer.com, Inc. ......................   $  1,295           0.7%
Sotheby's Holdings, Inc., Cl A ............      1,085          1.1
Wink Comm., Inc. ..........................      1,020           2.2
Hotel Reservations Network, Inc. ..........        966           1.9
Expedia, Inc., Cl A .......................        828           1.4
Heidrick & Struggles Int'l., Inc. .........        768           2.2
DBT Online, Inc. ..........................        374           1.8
Todd-AO Corp. Cl A ........................        369           0.5
Fatbrain.com, Inc. ........................        123           0.5
                                                                ----
                                                                12.3%

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------
The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.




                                                               Baron
                                     Baron        Baron        Small         Baron
                                     Asset        Growth        Cap       iOpportunity
                                      Fund         Fund         Fund          Fund
                                  -----------  -----------  -----------  -------------
                                      % of         % of         % of          % of
                                   Portfolio    Portfolio    Portfolio     Portfolio
                                  -----------  -----------  -----------  -------------
Leverage (Debt > 40% of
   Market Cap) .................     20.9%        21.2%        26.6%         6.8
Foreign Sales Dependent
   (Sales > 15%) ...............     26.4         16.9         17.0          5.5
Oil Price Sensitivity ..........     12.5         18.0          2.7          1.4
Volatility (Beta > 1.2) ........     47.9         30.4         46.3         22.5
NASDAQ Securities ..............     29.3         49.5         60.3         39.3
Unseasoned Securities
   (Publicly owned
    for < 3 years) .............     17.8         35.0         46.8         60.0
 (Publicly owned
    for < 1 year) ..............      1.0         15.9         12.1         33.6
Turnarounds ....................      0.3          0.0          1.8          0.0
Development Companies ..........      1.5         18.3         13.4         19.7

                           B A R O N      F U N D S

Table III
--------------------------------------------------------------------------------
Historical Information (Unaudited)
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
06/12/87     $     108,728      $ 10.00                               $10,000
--------     -------------      --------                              -------
06/30/87         1,437,521        10.71                                10,710
--------     -------------      --------                              -------
09/30/87         3,905,221        11.95                                11,950
--------     -------------      --------                              -------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
--------     -------------      --------       -------                -------
03/31/88         6,939,435        11.56                                11,786
--------     -------------      --------                              -------
06/30/88         9,801,677        12.68                                12,928
--------     -------------      --------                              -------
09/30/88        11,734,509        12.98                                13,234
--------     -------------      --------                              -------
12/31/88        15,112,031        12.87         0.701                  13,843
--------     -------------      --------       -------                -------
03/31/89        22,269,578        14.75                                15,864
--------     -------------      --------                              -------
06/30/89        31,397,929        16.06                                17,273
--------     -------------      --------                              -------
09/30/89        47,658,616        17.22                                18,521
--------     -------------      --------                              -------
12/31/89        49,007,084        14.66         1.409                  17,299
--------     -------------      --------       -------                -------
03/31/90        50,837,946        13.87                                16,367
--------     -------------      --------                              -------
06/30/90        54,413,786        14.32                                16,898
--------     -------------      --------                              -------
09/30/90        40,002,612        10.88                                12,838
--------     -------------      --------                              -------
12/31/90        42,376,625        11.75         0.198                  14,100
--------     -------------      --------       -------                -------
03/31/91        47,104,889        13.88                                16,656
--------     -------------      --------                              -------
06/30/91        45,600,730        13.81                                16,572
--------     -------------      --------                              -------
09/30/91        47,409,180        14.80                                17,760
--------     -------------      --------                              -------
12/31/91        46,305,042        15.71         0.035                  18,895
--------     -------------      --------       -------                -------
03/31/92        48,011,634        16.72                                20,109
--------     -------------      --------                              -------
06/30/92        42,289,409        15.28                                18,377
--------     -------------      --------                              -------
09/30/92        43,816,305        16.20                                19,484
--------     -------------      --------                              -------
12/31/92        47,955,530        17.73         0.162                  21,522
--------     -------------      --------       -------                -------
03/31/93        50,015,244        18.82                                22,845
--------     -------------      --------                              -------
06/30/93        52,432,090        19.70                                23,912
--------     -------------      --------                              -------
09/30/93        59,916,570        21.91                                26,595
--------     -------------      --------                              -------
12/31/93        64,069,114        21.11         0.774                  26,576
--------     -------------      --------       -------                -------
03/31/94        63,099,109        20.69                                26,047
--------     -------------      --------                              -------
06/30/94        68,880,300        20.40                                25,682
--------     -------------      --------                              -------
09/30/94        80,258,542        22.82                                28,728
--------     -------------      --------                              -------
12/31/94        87,058,228        22.01         0.656                  28,547
--------     -------------      --------       -------                -------
03/31/95       160,603,528        24.29                                31,505
--------     -------------      --------                              -------
06/30/95       202,259,502        25.79                                33,450
--------     -------------      --------                              -------
09/30/95       289,973,331        29.30                                38,003
--------     -------------      --------                              -------
12/31/95       353,095,409        29.74         0.034                  38,618
--------     -------------      --------       -------                -------
03/31/96       638,297,904        34.14                                44,332
--------     -------------      --------                              -------
06/30/96     1,124,647,802        36.65                                47,591
--------     -------------      --------                              -------
09/30/96     1,166,057,654        35.50                                46,098
--------     -------------      --------                              -------
12/31/96     1,326,321,785        36.23         0.039                  47,097
--------     -------------      --------       -------                -------
03/31/97     1,663,347,667        34.98                                45,472
--------     -------------      --------                              -------
06/30/97     2,306,228,855        41.74                                54,260
--------     -------------      --------                              -------
09/30/97     3,224,498,394        47.43                                61,656
--------     -------------      --------                              -------
12/31/97     3,793,013,753        48.51         0.000                  63,060
--------     -------------      --------       -------                -------
03/31/98     5,187,450,337        53.68                                69,781
--------     -------------      --------                              -------
06/30/98     5,545,334,568        52.20                                67,857
--------     -------------      --------                              -------

                                   Net Asset                       Value of Shares
                                     Value                        Owned, if Initial
    Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-----------   -----------------   -----------   -----------   ------------------------
09/30/98      $4,410,506,448      $ 39.96                              $51,946
--------      --------------      -------                              -------
12/31/98       5,672,309,694       50.54        $ 0.041                 65,752
--------      --------------      -------       -------                -------
03/31/99       6,087,986,855       54.17                                70,474
--------      --------------      -------                              -------
06/30/99       6,991,160,511       60.63                                78,879
--------      --------------      -------                              -------
09/30/99       5,863,125,015       51.57                                67,092
--------      --------------      -------                              -------
12/31/99       6,146,779,390       58.77         0.000                  76,459
--------      --------------      -------       -------                -------
03/31/00       5,748,152,015       64.79                                84,289
--------      --------------      -------                              -------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN
                          Period ended March 31, 2000

 One year                          19.6%
--------------------------------   ----
 Two years                          9.9%
--------------------------------   ----
 Three years                       22.8%
--------------------------------   ----
 Four years                        17.4%
--------------------------------   ----
 Five years                        21.8%
--------------------------------   ----
 Ten years                         17.8%
--------------------------------   ----
 Since inception June 12, 1987     18.1%
--------------------------------   ----

                           B A R O N      F U N D S

--------------------------------------------------------------------------------
Baron Growth Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
01/03/95     $   741,000         $ 10.00                              $10,000
--------     -----------         -------                              -------
03/31/95       3,425,507          11.78                                11,780
--------     -----------         -------                              -------
06/30/95       7,231,619          13.18                                13,180
--------     -----------         -------                              -------
09/30/95      28,632,467          14.77                                14,770
--------     -----------         -------                              -------
12/31/95      41,043,705          15.11        $ 0.142                 15,254
--------     -----------         -------       -------                -------
03/31/96      77,337,831          16.90                                17,061
--------     -----------         -------                              -------
06/30/96     172,070,435          18.20                                18,373
--------     -----------         -------                              -------
09/30/96     207,234,494          18.40                                18,575
--------     -----------         -------                              -------
12/31/96     243,983,507          19.04         0.255                  19,483
--------     -----------         -------       -------                -------
03/31/97     273,907,177          18.57                                19,002
--------     -----------         -------                              -------
06/30/97     316,981,759          21.82                                22,328
--------     -----------         -------                              -------
09/30/97     390,831,861          24.89                                25,469
--------     -----------         -------                              -------
12/31/97     415,134,319          24.88         0.073                  25,535
--------     -----------         -------       -------                -------
03/31/98     511,405,730          27.28                                27,998
--------     -----------         -------                              -------
06/30/98     478,748,484          26.07                                26,757
--------     -----------         -------                              -------
09/30/98     315,557,850          20.32                                20,855
--------     -----------         -------                              -------
12/31/98     343,695,555          24.87         0.035                  25,561
--------     -----------         -------       -------                -------
03/31/99     313,002,293          26.75                                27,493
--------     -----------         -------                              -------
06/30/99     396,879,495          31.42                                32,293
--------     -----------         -------                              -------
09/30/99     439,424,784          29.06                                29,868
--------     -----------         -------                              -------
12/31/99     620,388,045          33.68         1.883                  36,991
--------     -----------         -------       -------                -------
03/31/00     637,439,612          34.14                                37,496
--------     -----------         -------                              -------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON GROWTH FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 2000

One year                            36.4%
---------------------------------   ----
Two years                           15.7%
---------------------------------   ----
Three years                         25.4%
---------------------------------   ----
Four years                          21.8%
---------------------------------   ----
Five years                          26.1%
---------------------------------   ----
Since inception January 3, 1995     28.6%
---------------------------------   ----

--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
10/01/97     $ 112,604,624       $ 10.00                              $10,000
--------     -------------       -------                              -------
12/31/97       285,270,924        10.31        $ 0.000                 10,310
--------     -------------       -------       -------                -------
03/31/98       449,240,304        11.84                                11,840
--------     -------------       -------                              -------
06/30/98       571,568,792        11.97                                11,970
--------     -------------       -------                              -------
09/30/98       403,727,998         8.61                                 8,610
--------     -------------       -------                              -------
12/31/98       470,029,904        10.54         0.000                  10,540
--------     -------------       -------       -------                -------
03/31/99       521,729,028        11.89                                11,890
--------     -------------       -------                              -------
06/30/99       644,583,528        13.36                                13,360
--------     -------------       -------                              -------
09/30/99       715,683,132        13.37                                13,370
--------     -------------       -------                              -------
12/31/99     1,088,988,069        18.00         0.000                  18,000
--------     -------------       -------       -------                -------
03/31/00     1,085,625,217        17.84                                17,840
--------     -------------       -------                              -------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 2000


One year                            50.0%
---------------------------------   ----
Two years                           22.7%
---------------------------------   ----
Since inception October 1, 1997     26.1%
---------------------------------   ----

--------------------------------------------------------------------------------
Baron iOpportunity Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
   Date       Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------   -----------------   -----------   -----------   ------------------------
02/29/00     $200,212,220        $ 10.00                              $10,000
--------     ------------        -------                              -------
03/31/00      229,731,181          9.86                                 9,860
--------     ------------        -------                              -------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON iOPPORTUNITY FUND'S
AVERAGE ANNUAL RETURN

                          Period ended March 31, 2000


Since Inception February 29, 2000      (1.4%)
-----------------------------------    ----

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

                         B A R O N  A S S E T  F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2000 (Unaudited)



                        Shares                                 Value
------------------------------------------------------   ----------------
 Common Stocks (96.89%)
--------------------------------------------------------------------------
                 Business Services (7.31%)
   3,280,000     ChoicePoint, Inc.*#                     $  122,590,000
   1,749,532     Correctional Mgmt. Services Corp.*@          8,000,085
   6,100,000     Robert Half Intl., Inc.*#                  289,368,750
                                                         --------------
                                                            419,958,835
                 Chemical (1.87%)
   2,367,500     OM Group, Inc. #                           107,721,250

                 Communications (16.59%)
   3,500,000     American Mobile Satellite Corp.*#           84,000,000
   4,800,000     American Tower Corp., Cl A*                237,000,000
     250,000     Commonwealth Telephone Ent., Inc.*          11,734,375
   3,322,500     CoreComm, Ltd.*#                           146,189,956
   4,720,000     NTL, Inc.*                                 438,075,000
     675,000     RCN Corp.*                                  36,365,625
                                                         --------------
                                                            953,364,956
                 Education (6.45%)
   5,575,000     Apollo Group, Inc.*                        157,145,313
   5,220,000     DeVry, Inc.*#                              159,210,000
   2,900,000     Education Mgmt. Corp.*#                     41,868,750
     350,000     Learning Tree Intl., Inc.*                  12,425,000
                                                         --------------
                                                            370,649,063
                 Energy (1.13%)
   1,080,000     Seacor Smit, Inc.*#                         65,205,000

                 Financial (18.26%)
  18,125,000     Charles Schwab Corp.                     1,029,726,563
   1,390,000     DVI, Inc.*#                                 19,807,500
                                                         --------------
                                                          1,049,534,063
                 Health Services (1.89%)
   8,050,000     Manor Care, Inc. *#                        108,675,000
                 Hotels and Lodging (4.02%)
  13,225,300     Choice Hotels Intl., Inc.*#                190,940,269
     890,000     Four Seasons Hotels, Inc.                   40,105,625
                                                         --------------
                                                            231,045,894
                 Manufacturing (6.13%)
   5,000,000     Flextronics Intl., Ltd.*                   352,187,500

                 Media and Entertainment (9.07%)
     590,000     Citadel Comm. Corp.*                        24,890,625
     450,000     Cox Radio, Inc., Cl A*                      37,800,000
   1,380,000     Hispanic Broadcasting Corp.*               156,285,000
   3,671,252     Saga Comm., Inc., Cl A*#                    70,212,695
     435,000     Sirius Satellite Radio, Inc.*               24,795,000
     695,000     UnitedGlobalCom, Inc., Cl A*                52,168,437
     400,000     Univision Comm., Inc., Cl A*                45,200,000
   1,660,000     Westwood One, Inc.*                         60,175,000
     111,900     XM Satellite Radio Holdings, Inc.,
                  Cl A*                                       3,902,373
   1,314,914     XM Satellite Radio Holdings, Inc.,
                  Cl A*@                                     45,857,765
                                                         --------------
                                                            521,286,895
                 Printing & Publishing (0.20%)
     355,000     Primedia, Inc.*                             11,360,000

                 Real Estate and REITs (0.39%)
     350,900     Alexander's, Inc.*#                         22,282,150

                 Recreation and Resorts (4.79%)
   9,500,000     AMF Bowling, Inc.*#                         20,187,500
   1,500,000     Premier Parks, Inc.*                        31,500,000
   3,300,000     Sun Intl. Hotels, Ltd.*#                    64,350,000
   6,066,000     Vail Resorts, Inc.*#                        97,814,250
   4,000,000     Vail Resorts, Inc.*# @                      61,275,200
                                                         --------------
                                                            275,126,950

Shares                                                        Value
------------                                             --------------
                 Retail Trade and Restaurants (13.10%)
   2,815,000     Dollar Tree Stores, Inc.*               $  146,731,875
   2,250,000     Ethan Allen Interiors, Inc.#                56,250,000
   8,500,000     Polo Ralph Lauren Corp., Cl A*             158,843,750
   2,800,000     Smart and Final, Inc.*#                     20,825,000
  20,100,000     Sotheby's Holdings, Inc., Cl A#            370,593,750
                                                         --------------
                                                            753,244,375
                 Transportation (0.03%)
     400,000     Budget Group, Inc., Cl A*                    1,975,000

                 Utility Services (3.54%)
     450,000     Azurix Corp.*                                3,375,000
   9,300,000     Citizens Utilities Co.*                    152,287,500
   2,650,000     Southern Union Co.*#                        47,865,625
                                                         --------------
                                                            203,528,125
                 Wholesale Trade (2.12%)
   4,052,900     Industrie Natuzzi SPA ADR#                  46,861,656
   2,750,000     Libbey, Inc.#                               75,281,250
                                                         --------------
                                                            122,142,906
                                                         --------------
Total Common Stocks
  (Cost $3,330,388,433)
                                                          5,569,287,962
                                                         --------------

 Preferred Stocks (0.09%)
---------------------------------------------------------
 Convertible Preferred Stocks (0.02%)
            Education
  52,632    Apollo International, Inc. S-A CV
             Pfd.*@                             1,000,008
 Nonconvertible Preferred (0.07%)
            Health Services
   2,557    Chesapeake Healthcare Corp.* @      4,000,196
                                                ---------
 Total Preferred Stocks
   (Cost $5,000,008)                            5,000,204
                                                ---------

 Warrants (0.04%)
---------------------------------------------------------
            Communications
  75,000    CoreComm, Ltd. Warrants Exp
             05/26/2002*@# (Cost $1,473,750)     2,300,000
                                                ----------

Principal Amount
------------------------------------------------------------------------------------
 Short Term Money Market Instruments (2.07%)
--------------------------------------------------------------------------------------------------------
$119,000,000                                   Associates Corp. of N.A. 5.95%
                                                due 04/03/2000 (Cost $119,000,000)        119,000,000
                                                                                          -----------
Total Investments (99.09%)
(Cost $3,455,862,191**)                                                                  5,695,588,166
Cash and Other Assets
  Less Liabilities (0.91%)                                                                  52,563,849
                                                                                         -------------
Net Assets (Equivalent to $64.79 per
  share based on 88,721,475 shares of
  beneficial interest outstanding)                                                      $5,748,152,015
                                                                                        ==============

----------
  %
       Represents percentage of net assets
  @    Restricted securities
  #    Issuers that may be deemed to be "affiliated"
  *    Non-income producing securities
 ** For Federal income tax purposes the cost basis is $3,453,767,185. Aggregate unrealized appreciation and depre-ciation of investments are $2,880,958,419 and $639,137,438, respectively.

                       See Notes to Financial Statements.

                        B A R O N  G R O W T H  F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2000 (Unaudited)


Shares                                                             Value
---------------                                               --------------
Common Stocks (91.72%)
------------------------------------------------------------------------------
                  Business Services (5.78%)
     350,000      ChoicePoint, Inc.*                           $ 13,081,250
     275,000      DBT Online, Inc.*                               5,104,687
     115,000      Heidrick & Struggles Int'l., Inc.*              4,614,375
     120,700      Kronos, Inc.*                                   3,575,737
     220,000      Robert Half Intl., Inc.*                       10,436,250
                                                               ------------
                                                                 36,812,299
                  Chemical (2.14%)
     300,000      OM Group, Inc.                                 13,650,000

                  Communications (20.45%)
     410,000      Allied Riser Comm. Corp.*                      14,247,500
     410,000      American Mobile Satellite Corp.*                9,840,000
     510,000      CoreComm, Ltd.*                                22,440,000
     560,000      Electric Lightwave, Inc., Cl A*                13,370,000
      90,000      MGC Comm., Inc.*                                6,435,000
     320,000      NTL, Inc.*                                     29,700,000
      41,700      Pinnacle Holdings, Inc.*                        2,303,925
     410,000      Rural Cellular Corp., Cl A*                    27,700,625
      98,100      SBA Comm. Corp.*                                4,316,400
                                                               ------------
                                                                130,353,450
                  Comsumer Services (0.13%)
      40,000      Expedia, Inc., Cl A*                              850,000

                  Education (7.54%)
     900,000      Apollo Group, Inc.*                            25,368,750
     270,000      DeVry, Inc.*                                    8,235,000
   1,000,000      Education Mgmt. Corp.*                         14,437,500
                                                               ------------
                                                                 48,041,250
                  Energy (1.09%)
     115,000      Seacor Smit, Inc.*                              6,943,125

                  Financial (9.52%)
      93,333      Bingham Financial Services Corp.*@                642,831
     500,000      BlackRock, Inc., Cl A*                         10,125,000
     570,000      Charles Schwab Corp.                           32,383,125
     280,000      DVI, Inc.*                                      3,990,000
     299,000      Gabelli Asset Mgmt., Inc., Cl A*                5,120,375
     500,000      Medallion Financial Corp.                       8,406,250
                                                               ------------
                                                                 60,667,581
                  Health Services (0.42%)
     200,000      Manor Care, Inc.*                               2,700,000

                  Hotels and Lodging (6.10%)
   2,020,000      Choice Hotels Intl., Inc.*                     29,163,750
     650,000      Extended Stay America, Inc.*                    4,875,000
     100,000      Four Seasons Hotels, Inc.                       4,506,250
      20,000      Hotel Reservations Network, Inc.*                 355,000
                                                               ------------
                                                                 38,900,000
                  Manufacturing (3.76%)
     340,000      Flextronics Intl., Ltd.*                       23,948,750

                  Media and Entertainment (14.86%)
     160,000      Citadel Comm. Corp.*                            6,750,000
      80,000      Entercom Comm. Corp.*                           4,080,000
      22,400      Hispanic Broadcasting Corp.*                    2,536,800
     220,000      Radio One, Inc., Cl A*                         14,657,500
     443,900      Saga Comm., Inc., Cl A*                         8,489,588
     200,000      Sirius Satellite Radio, Inc.*                  11,400,000
     270,000      Westwood One, Inc.*                             9,787,500
     200,000      Wink Comm., Inc.*                               6,675,000
     870,000      XM Satellite Radio Holdings, Inc., Cl A*       30,341,250
                                                               ------------
                                                                 94,717,638
                  Printing & Publishing (0.79%)
     140,000      Getty Images, Inc.*                             5,031,250

                  Real Estate and REITs (0.58%)
      58,600      Alexander's, Inc.*                              3,721,100

Shares                                                            Value
------------                                                  ------------
                  Recreation and Resorts (5.25%)
     200,000      American Classic Voyages Co.*                $  5,037,500
     140,000      Intrawest Corp.                                 2,362,500
     220,000      Steiner Leisure, Ltd.*                          4,235,000
     800,000      Sun Intl. Hotels, Ltd.*                        15,600,000
     410,000      The Sports Club Co.*                            1,537,500
     235,000      Vail Resorts, Inc., Cl A*                       3,789,375
      50,000      World Wrestling Federation
                   Entertainment, Inc., Cl A*                       886,720
                                                              -------------
                                                                 33,448,595
                  Retail Trade and Restaurants (7.33%)
     320,000      Collectors Universe, Inc.*                      2,080,000
     250,000      Dollar Tree Stores, Inc.*                      13,031,250
     700,000      Ethan Allen Interiors, Inc.                    17,500,000
     707,781      Smart and Final, Inc.*                          5,264,121
     360,000      Sotheby's Holdings, Inc., Cl A                  6,637,500
     140,000      The Yankee Candle Co., Inc.*                    2,213,750
                                                              -------------
                                                                 46,726,621
                  Utility Services (4.41%)
     800,000      Azurix Corp.*                                   6,000,000
   1,225,000      Southern Union Co.*                            22,126,563
                                                              -------------
                                                                 28,126,563
                  Wholesale Trade (1.57%)
     570,300      Industrie Natuzzi SPA ADR                       6,594,094
     125,000      Libbey, Inc.                                    3,421,875
                                                              -------------
                                                                 10,015,969
                                                              -------------
Total Common Stocks
 (Cost $381,096,439)
                                                                584,654,191
                                                              -------------
------------
Warrants (0.90%)
------------------------------------------------------------------------------
                  Communications
     187,500      CoreComm, Ltd. Warrants Exp
                   05/26/2002*@ (Cost $3,684,375)                 5,750,000
                                                              -------------
Principal Amount
------------------------------------------------------------------------------
Corporate Bonds (1.35%)
------------------------------------------------------------------------------
                  Communications
$  5,000,000      CoreComm Ltd 6.00%
                   Conv. Sub. Deb. due
                   10/01/2006+ (Cost $5,000,000)                  8,612,500
                                                              -------------

Short Term Money Market Instruments (4.77%)
----------------------------------------------------------------------------------------------------
 30,379,999                                  Associates Corp. of N. A. 5.95%
                                              due 04/03/2000 (Cost $30,379,999)       30,379,999
                                                                                      ----------
Total Investments (98.74%)
 (Cost $420,160,813**)                                                               629,396,690
Cash and Other Assets
 Less Liabilities (1.26%)                                                              8,042,922
                                                                                     -----------
Net Assets (Equivalent to $34.14 per
 share based on 18,668,970 shares of
 beneficial interest outstanding)                                                   $637,439,612
                                                                                    ============

----------
% Represents percentage of net assets
+ Rule 144A securities
@ Restricted securities
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $419,687,424. Aggregate unrealized appreciation and depreciation of investments are $241,590,652 and $31,881,386, respectively.

                       See Notes to Financial Statements.

                   B A R O N   S M A L L   C A P   F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2000 (Unaudited)


                         Shares                                  Value
--------------------------------------------------------   ----------------
Common Stocks (94.95%)
----------------------------------------------------------------------------
                Business Services (15.28%)
    490,000     ChoicePoint, Inc.*                         $   18,313,750
    280,000     Corporate Executive Board Co.*                 14,210,000
    500,000     DBT Online, Inc.*                               9,281,250
    285,000     Frontline Capital Group*                       12,540,000
    900,000     Heidrick & Struggles Int'l., Inc.*             36,112,500
    800,000     Iron Mountain, Inc.*                           27,250,000
    300,000     Lamar Advertising Co., Cl A*                   13,650,000
  1,000,000     Todd-AO Corp., Cl A                            34,500,000
                                                           --------------
                                                              165,857,500
                Communications (22.39%)
    200,000     ACTV, Inc.*                                     7,012,500
    525,000     Allied Riser Comm. Corp.*                      18,243,750
    117,800     Centennial Comm. Corp.
                 (formerly Centennial Cellular Corp.)*          2,864,012
    760,000     Commonwealth Telephone Ent., Inc.*             35,672,500
  1,050,000     CoreComm, Ltd.*                                46,200,000
    500,000     Electric Lightwave, Inc., Cl A*                11,937,500
    324,800     MGC Comm., Inc.*                               23,223,200
    200,000     Pinnacle Holdings, Inc.*                       11,050,000
    700,000     Rural Cellular Corp., Cl A*                    47,293,750
    900,000     SBA Comm. Corp.*                               39,600,000
                                                           --------------
                                                              243,097,212
                Consumer Products (0.51%)
    375,000     Equity Marketing, Inc.*#                        4,007,813
    250,000     Marvel Enterprises, Inc.*                       1,484,375
                                                           --------------
                                                                5,492,188
                Consumer Services (0.92%)
    500,000     Central Parking Corp.                          10,000,000

                Education (5.94%)
  1,045,000     Apollo Group, Inc.*                            29,455,937
  1,000,000     Career Education Corp.*#                       35,000,000
                                                           --------------
                                                               64,455,937
                Environmental (1.47%)
  1,125,000     Casella Waste Systems, Inc., Cl A*              8,437,500
  1,000,000     IT Group, Inc.*                                 7,562,500
                                                           --------------
                                                               16,000,000
                Financial (0.47%)
    299,000     Gabelli Asset Mgmt., Inc., Cl A*                5,120,375

                Health Services (1.11%)
    422,500     Province Healthcare Co.*                       12,094,063

                Hotels and Lodging (2.17%)
    500,000     Four Seasons Hotels, Inc.                      22,531,250
     54,400     Hotel Reservations Network, Inc.*                 965,600
                                                           --------------
                                                               23,496,850
                Industrial Services (1.23%)
    775,000     United Rentals, Inc.*                          13,368,750

                Media and Entertainment (21.26%)
    625,000     Entercom Comm. Corp.*                          31,875,000
    250,000     PrimaCom AG*                                   11,578,125
    635,000     Radio One, Inc., Cl A*                         42,306,875
  1,450,000     UnitedGlobalCom, Inc., Cl A*                  108,840,625
  1,000,000     Westwood One, Inc.*                            36,250,000
                                                           --------------
                                                              230,850,625
                Printing & Publishing (6.02%)
    700,000     Getty Images, Inc.*                            25,156,250
    400,000     Loislaw.com, Inc.*                              7,675,000
  1,250,000     Penton Media, Inc.                             32,500,000
                                                           --------------
                                                               65,331,250
                Real Estate and REITs (0.13%)
    100,000     Insignia Financial Group, Inc.*                 1,400,000

Shares                                                          Value
-----------                                                --------------
                Recreation and Resorts (7.44%)
    250,000     Cryptologic, Inc.*                         $    6,937,500
    250,000     Intrawest Corp.                                 4,218,750
    468,500     Loews Cineplex Entertainment Corp.*             1,639,750
  1,000,000     Premier Parks, Inc.*                           21,000,000
    750,000     SFX Entertainment, Inc., Cl A*                 30,609,375
    450,000     Sun Intl. Hotels, Ltd.*                         8,775,000
    850,000     The Sports Club Co.*                            3,187,500
    250,000     World Wrestling Federation
                 Entertainment, Inc., Cl A*                     4,433,600
                                                           --------------
                                                               80,801,475
                Retail Trade and Restaurants (7.65%)
     45,000     Fatbrain.com, Inc.*                               486,562
    175,000     HomeGrocer.com, Inc.*                           1,815,625
  1,000,000     Kenneth Cole Prod., Inc., Cl A*                39,250,000
    375,000     Morton's Restaurant Group, Inc.*#               7,148,438
    800,000     Williams-Sonoma, Inc.*                         24,800,000
    600,000     The Yankee Candle Co., Inc.*                    9,487,500
                                                           --------------
                                                               82,988,125
                Utility Services (0.96%)
  1,000,000     El Paso Electric Co.*                          10,375,000
                                                           --------------
Total Common Stocks
 (Cost $650,598,789)                                        1,030,729,350
                                                           --------------

----------------------------------------------------------------------------
Warrants (0.21%)
----------------------------------------------------------------------------
                Communications
     75,000     CoreComm, Ltd. Warrants Exp
                 05/26/2002*@ (Cost $1,473,750)                 2,300,000
                                                           --------------
Principal Amount
-------------------------------------------------------------------
Corporate Bonds (0.98%)
-------------------------------------------------------------------
                 Communications (0.79%)
$  5,000,000     CoreComm Ltd. 6.00%
                  Conv. Sub. Deb. due 10/01/2006+      8,612,500

                 Health Services (0.19%)
   3,250,000     U.S. Diagnostic, Inc. 9.00%
                  Conv. Sub. Deb. due 03/31/2003       2,047,500
                                                       ---------
 Total Corporate Bonds
  (Cost $7,520,000)                                   10,660,000
                                                      ----------

------------------------------------------------------------------------------------------------------
Short Term Money Market Instruments (3.21%)
------------------------------------------------------------------------------------------------------
  34,832,000                                  Associates Corp. of N.A. 5.95%
                                               due 04/03/2000 (Cost $34,832,000)         34,832,000
                                                                                         ----------
Total Investments (99.35%)
 (Cost $694,424,539**)                                                                 1,078,521,350
Cash and Other Assets
  Less Liabilities (0.65%)                                                                 7,103,867
                                                                                       -------------
Net Assets (Equivalent to $17.84 per
  share based on 60,863,986 shares of
  beneficial interest outstanding)                                                    $1,085,625,217
                                                                                      ==============

----------
%     Represents percentage of net assets
@     Restricted security
+     Rule 144A securities
#     Issuers that may be deemed to be "affiliated"
*     Non-income producing securities
** For Federal income tax purposes the cost basis is $697,970,129. Aggregate unrealized appreciation and depreciation of invest-ments are $429,532,501 and $48,981,280, respectively.

                       See Notes to Financial Statements.

                 B A R O N   i O P P O R T U N I T Y   F U N D
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
March 31, 2000 (Unaudited)




Shares                                                        Value
------------------------------------------------------  ----------------
Common Stocks (51.21%)
--------------------------------------------------------------------------
                 Business Services (11.27%)
     225,000     DBT Online, Inc.*                       $   4,176,563
     150,000     Frontline Capital Group*                    6,600,000
     125,000     Heidrick & Struggles Int'l., Inc.*          5,015,625
     115,000     TMP Worldwide, Inc.*                        8,941,250
      30,900     Todd-AO Corp., Cl A                         1,066,050
       1,400     Versata, Inc.*                                 84,262
                                                         -------------
                                                            25,883,750
                 Communications (8.18%)
     100,000     Allied Riser Comm. Corp.*                   3,475,000
      75,000     American Tower Corp., Cl A*                 3,703,125
      45,000     MGC Comm., Inc.*                            3,217,500
      40,000     NTL, Inc.*                                  3,712,500
      25,000     Pinnacle Holdings, Inc.*                    1,381,250
      75,000     SBA Comm. Corp.*                            3,300,000
                                                         -------------
                                                            18,789,375
                 Consumer Services (8.79%)
      30,000     America Online, Inc.*                       2,017,500
     150,000     At Home Corp.*                              4,940,625
     150,000     Expedia, Inc., Cl A*                        3,187,500
      25,000     GoTo.Com, Inc.*                             1,026,563
     100,000     Lycos, Inc.*                                7,025,000
      20,000     Time Warner, Inc.                           2,000,000
                                                         -------------
                                                            20,197,188
                 Financial (1.73%)
      20,000     Charles Schwab Corp.                        1,136,250
      15,000     U.S. Trust Corp.                            2,835,000
                                                         -------------
                                                             3,971,250

                 Hotels and Lodging (1.93%)
     250,000     Hotel Reservations Network, Inc.*           4,437,500

                 Media and Entertainment (8.50%)
      30,000     Gemstar International Group Ltd.*           2,580,000
      70,000     Liberty Media Group*                        4,147,500
      30,000     TV Guide, Inc.*                             1,441,875
      45,000     United Pan-Europe Comm. N.V.*               2,230,312
      55,000     UnitedGlobalCom, Inc., Cl A*                4,128,438
     150,000     Wink Comm., Inc.*                           5,006,250
                                                         -------------
                                                            19,534,375

Shares                                                       Value
------------                                             -------------

                 Printing & Publishing (4.45%)
     150,000     Getty Images, Inc.*                     $   5,390,625
     151,000     Primedia, Inc.*                             4,832,000
                                                         -------------
                                                            10,222,625
                 Real Estate and REITs (2.21%)
     104,000     homestore.com, Inc.*                        5,070,000

                 Retail Trade and Restaurants (4.15%)
      25,000     eBay, Inc.*                                 4,400,000
     100,000     Fatbrain.com, Inc.*                         1,081,250
     150,000     HomeGrocer.com, Inc.*                       1,556,250
     135,000     Sotheby's Holdings, Inc., Cl A              2,489,062
                                                         -------------
                                                             9,526,562
Total Common Stocks
  (Cost $123,514,563)                                      117,632,625
                                                         -------------
Principal Amount
--------------------------------------------------------------------------
U.S. Treasury Bills (49.91%)
--------------------------------------------------------------------------
$114,660,175     U.S. Treasury Bills 5.73%
                  due 04/03/2000 (Cost $114,660,175)       114,660,175
--------------------------------------------------------------------------
Short Term Money Market Instruments (5.22%)
--------------------------------------------------------------------------
  11,999,999     Associates Corp. of N.A. 5.95%
                  due 04/03/2000 (Cost $11,999,999)         11,999,999
                                                         -------------
Total Investments (106.34%)
   (Cost $250,174,737**)
                                                           244,292,799
Liabilities Less
   Cash and Other Assets (-6.34%)
                                                           (14,561,618)
                                                         -------------
Net Assets (Equivalent to $9.86 per
  share based on 23,297,726 shares of
  beneficial interest outstanding)
                                                         $ 229,731,181
                                                         =============

----------
% Represents percentage of net assets
* Non-income producing securities
** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $6,049,745 and $11,931,683, respectively.

                        See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MARCH 31, 2000 (Unaudited)



                                                                     Baron Asset       Baron Growth
                                                                         Fund              Fund
                                                                  -----------------  ----------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,157,752,281, $420,160,813, $656,535,712, and
     $250,174,737, respectively)                                   $3,406,212,615      $629,396,690
  "Affiliated issuers" (Cost $2,298,109,910, $0, $37,888,827,
    and $0, respectively)                                           2,289,375,551                 0
  Cash                                                                    209,457             9,849
  Dividends and interest receivable                                        19,678           155,024
  Receivable for securities sold                                       70,131,328         7,921,184
  Receivable for shares sold                                            7,090,121         3,135,992
  Unamortized organization costs                                                0                 0
  Prepaid expenses                                                         39,442                 0
                                                                   --------------      ------------
                                                                    5,773,078,192       640,618,739
                                                                   --------------      ------------
Liabilities:
 Payable for securities purchased                                       3,283,915         2,645,908
 Payable for shares redeemed                                           21,216,362           415,930
 Accrued organization costs                                                     0                 0
 Accrued expenses and other payables                                      425,900           117,289
                                                                   --------------      ------------
                                                                       24,926,177         3,179,127
                                                                   --------------      ------------
Net Assets                                                         $5,748,152,015      $637,439,612
                                                                   ==============      ============
Net Assets consist of:
Capital paid-in                                                    $3,217,043,428      $395,252,778
Accumulated net investment income (loss)                              (33,490,245)       (2,288,988)
Accumulated net realized gain (loss)                                  324,872,857        35,239,945
Net unrealized appreciation (depreciation) on investments           2,239,725,975       209,235,877
                                                                   --------------      ------------
Net Assets                                                         $5,748,152,015      $637,439,612
                                                                   ==============      ============
Shares of Beneficial Interest Outstanding
($.01 par value; indefinite shares authorized)                         88,721,475        18,668,970
                                                                   ==============      ============
Net Asset Value Per Share                                          $        64.79      $      34.14
                                                                   ==============      ============

                                                                   Baron Small Cap    Baron iOpportunity
                                                                         Fund                Fund
                                                                  -----------------  -------------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,157,752,281, $420,160,813, $656,535,712, and
     $250,174,737, respectively)                                   $1,032,365,099       $244,292,799
  "Affiliated issuers" (Cost $2,298,109,910, $0, $37,888,827,
    and $0, respectively)                                              46,156,251                  0
  Cash                                                                    402,541            811,025
  Dividends and interest receivable                                       201,559             20,225
  Receivable for securities sold                                        6,906,960            590,080
  Receivable for shares sold                                            3,936,528            653,009
  Unamortized organization costs                                           14,237                  0
  Prepaid expenses                                                              0                  0
                                                                   --------------       ------------
                                                                    1,089,983,175        246,367,138
                                                                   --------------       ------------
Liabilities:
 Payable for securities purchased                                       3,610,257         16,299,208
 Payable for shares redeemed                                              603,944            315,214
 Accrued organization costs                                                14,237                  0
 Accrued expenses and other payables                                      129,520             21,535
                                                                   --------------       ------------
                                                                        4,357,958         16,635,957
                                                                   --------------       ------------
Net Assets                                                         $1,085,625,217       $229,731,181
                                                                   ==============       ============
Net Assets consist of:
Capital paid-in                                                    $  717,293,300       $233,169,298
Accumulated net investment income (loss)                               (3,910,668)           476,883
Accumulated net realized gain (loss)                                  (11,854,226)         1,966,938
Net unrealized appreciation (depreciation) on investments             384,096,811         (5,881,938)
                                                                   --------------       ------------
Net Assets                                                         $1,085,625,217       $229,731,181
                                                                   ==============       ============
Shares of Beneficial Interest Outstanding
($.01 par value; indefinite shares authorized)                         60,863,986         23,297,726
                                                                   ==============       ============
Net Asset Value Per Share                                          $        17.84       $       9.86
                                                                   ==============       ============

                      See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (Unaudited)



                                                                        Baron Asset       Baron Growth
                                                                           Fund               Fund
                                                                    ------------------  ----------------
Investment income:
 Income:
  Interest                                                            $      150,611      $    653,693
  Dividends -- unaffiliated issuers                                        2,492,668           908,407
  Dividends -- "affiliated" issuers                                        3,177,195                 0
                                                                      --------------      ------------
  Total income                                                             5,820,474         1,562,100
                                                                      --------------      ------------
 Expenses:
  Investment advisory fees                                                29,096,788         2,822,947
  Distribution fees                                                        7,274,197           705,737
  Shareholder servicing agent fees                                           817,000           128,655
  Reports to shareholders                                                    798,600            91,350
  Registration and filing fees                                                47,202            43,565
  Custodian fees                                                              87,465            14,925
  Trustee fees                                                                36,425             3,566
  Professional fees                                                           34,165            24,695
  Amortization of organization costs                                               0             1,644
  Miscellaneous                                                               35,032             5,007
                                                                      --------------      ------------
  Total operating expenses                                                38,226,874         3,842,091
  Interest expense                                                         1,083,845             8,997
                                                                      --------------      ------------
  Total expenses                                                          39,310,719         3,851,088
  Less: Expense reimbursement by investment adviser                                0                 0
                                                                      --------------      ------------
  Net expenses                                                            39,310,719         3,851,088
                                                                      --------------      ------------
  Net investment income (loss)                                           (33,490,245)       (2,288,988)
                                                                      --------------      ------------
Realized and unrealized gain (loss) on investments:
 Net realized gain on investments sold in unaffiliated issuers           381,891,028        36,051,709
 Net realized loss on investments sold in "affiliated" issuers            (6,883,126)                0
 Change in net unrealized appreciation (depreciation) of
  investments                                                            967,038,908        91,347,358
                                                                      --------------      ------------
 Net gain (loss) on investments                                        1,342,046,810       127,399,067
                                                                      --------------      ------------
 Net increase (decrease) in net assets resulting from operations      $1,308,556,565      $125,110,079
                                                                      ==============      ============

                                                                     Baron Small Cap    Baron iOpportunity
                                                                           Fund               Fund*
                                                                    -----------------  -------------------
Investment income:
 Income:
  Interest                                                            $  2,433,282         $   765,232
  Dividends -- unaffiliated issuers                                        114,562                   0
  Dividends -- "affiliated" issuers                                              0                   0
                                                                      ------------         -----------
  Total income                                                           2,547,844             765,232
                                                                      ------------         -----------
 Expenses:
  Investment advisory fees                                               4,845,633             192,363
  Distribution fees                                                      1,211,408              48,091
  Shareholder servicing agent fees                                         152,406              50,814
  Reports to shareholders                                                  135,850              15,000
  Registration and filing fees                                              47,688              52,983
  Custodian fees                                                            25,395               3,167
  Trustee fees                                                               6,007                 252
  Professional fees                                                         24,730               4,000
  Amortization of organization costs                                         2,848                   0
  Miscellaneous                                                              6,547                 231
                                                                      ------------         -----------
  Total operating expenses                                               6,458,512             366,901
  Interest expense                                                               0                   0
                                                                      ------------         -----------
  Total expenses                                                         6,458,512             366,901
  Less: Expense reimbursement by investment adviser                              0             (78,552)
                                                                      ------------         -----------
  Net expenses                                                           6,458,512             288,349
                                                                      ------------         -----------
  Net investment income (loss)                                          (3,910,668)            476,883
                                                                      ------------         -----------
Realized and unrealized gain (loss) on investments:
 Net realized gain on investments sold in unaffiliated issuers          49,008,669           1,966,938
 Net realized loss on investments sold in "affiliated" issuers          (4,918,474)                  0
 Change in net unrealized appreciation (depreciation) of
  investments                                                          217,411,769          (5,881,938)
                                                                      ------------         -----------
 Net gain (loss) on investments                                        261,501,964          (3,915,000)
                                                                      ------------         -----------
 Net increase (decrease) in net assets resulting from operations      $257,591,296        ($ 3,438,117)
                                                                      ============         ===========

----------
* For the period February 29, 2000 (commencement of operations) to March 31,
  2000.


                      See Notes to Financial Statements.

                             B A R O N   F U N D S

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------


                                             Baron Asset Fund                       Baron Growth Fund
                                 ----------------------------------------  ------------------------------------
                                      Six Months            For the            Six Months          For the
                                        Ended              Year Ended            Ended            Year Ended
                                      March 31,          September 30,         March 31,        September 30,
                                         2000                 1999                2000               1999
                                 -------------------  -------------------  -----------------  -----------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)                          ($     33,490,245)   ($     33,874,084)   ($    2,288,988)   ($      724,318)
 Net realized gain (loss) on
  investments sold                      375,007,902           46,800,291         36,051,709         34,354,265
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                           967,038,908        1,250,313,281         91,347,358         78,932,635
                                   ----------------     ----------------     --------------     --------------
 Increase (decrease) in net
  assets resulting from
  operations                          1,308,556,565        1,263,239,488        125,110,079        112,562,582
                                   ----------------     ----------------     --------------     --------------
Dividends to shareholders
 from:
 Net investment income                            0           (4,594,972)                 0           (486,147)
 Net realized gain on
  investments                                     0                    0        (29,536,361)                 0
                                   ----------------     ----------------     --------------     --------------
                                                  0           (4,594,972)       (29,536,361)          (486,147)
                                   ----------------     ----------------     --------------     --------------
Capital share transactions:
 Proceeds from the sale of
  shares                                620,421,529        2,326,280,913        216,875,752        193,413,986
 Net asset value of shares
  issued in reinvestment
  of dividends                                    0            4,175,765         28,265,440            461,215
 Cost of shares redeemed             (2,043,951,094)      (2,138,067,002)      (142,700,082)      (182,084,702)
                                   ----------------     ----------------     --------------     --------------
 Increase (decrease) in net
  assets derived from
  capital share
  transactions                       (1,423,529,565)         192,389,676        102,441,110         11,790,499
 Capital Contribution                             0            1,584,375                  0                  0
 Redemption fees                                  0                    0                  0                  0
                                   ----------------     ----------------     --------------     --------------
 Net increase (decrease) in
  net assets                           (114,973,000)       1,452,618,567        198,014,828        123,866,934
Net assets:
 Beginning of period                  5,863,125,015        4,410,506,448        439,424,784        315,557,850
                                   ----------------     ----------------     --------------     --------------
 End of period                     $  5,748,152,015     $  5,863,125,015     $  637,439,612     $  439,424,784
                                   ================     ================     ==============     ==============
Accumulated net
 investment income (loss)
 at end of period                 ($     33,490,245)    $              0    ($    2,288,988)    $            0
                                   ================     ================     ==============     ==============
Shares of beneficial interest:
 Shares sold                             11,016,028           45,041,285          6,964,829          6,776,893
 Shares issued in
  reinvestment dividends                          0               82,185          1,029,706             18,636
 Shares redeemed                        (35,982,489)         (41,802,254)        (4,447,491)        (7,201,050)
                                   ----------------     ----------------     --------------     --------------
 Net increase (decrease)                (24,966,461)           3,321,216          3,547,044           (405,521)
                                   ================     ================     ==============     ==============

                                          Baron Small Cap Fund             Baron iOpportunity Fund
                                 ---------------------------------------  ------------------------
                                                                               For the period
                                      Six Months            For the           February 29, 2000
                                         Ended             Year Ended           (commencement
                                       March 31,         September 30,         of operations)
                                         2000                 1999            to March 31, 2000
                                 --------------------  -----------------  ------------------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)                            ($   3,910,668)     ($    5,396,245)        $    476,883
 Net realized gain (loss) on
  investments sold                      44,090,195          (29,035,249)           1,966,938
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                          217,411,769          242,203,032           (5,881,938)
                                     -------------       --------------         ------------
 Increase (decrease) in net
  assets resulting from
  operations                           257,591,296          207,771,538           (3,438,117)
                                     -------------       --------------         ------------
Dividends to shareholders
 from:
 Net investment income                           0                    0                    0
 Net realized gain on
  investments                                    0                    0                    0
                                     -------------       --------------         ------------
                                                 0                    0                    0
                                     -------------       --------------         ------------
Capital share transactions:
 Proceeds from the sale of
  shares                               341,994,155          403,817,666          241,723,960
 Net asset value of shares
  issued in reinvestment
  of dividends                                   0                    0                    0
 Cost of shares redeemed              (229,643,366)        (299,634,070)          (8,625,623)
                                     -------------       --------------         ------------
 Increase (decrease) in net
  assets derived from
  capital share
  transactions                         112,350,789          104,183,596          233,098,337
 Capital Contribution                            0                    0                    0
 Redemption fees                                 0                    0               70,961
                                     -------------       --------------         ------------
 Net increase (decrease) in
  net assets                           369,942,085          311,955,134          229,731,181
Net assets:
 Beginning of period                   715,683,132          403,727,998                    0
                                     -------------       --------------         ------------
 End of period                       $1,085,625,217      $  715,683,132         $229,731,181
                                     ==============      ==============         ============
Accumulated net
 investment income (loss)
 at end of period                   ($   3,910,668)      $            0         $    476,883
                                     ==============      ==============         ============
Shares of beneficial interest:
 Shares sold                            20,975,818           34,490,488           24,159,302
 Shares issued in
  reinvestment dividends                         0                    0                    0
 Shares redeemed                       (13,642,266)         (27,846,667)            (861,576)
                                     --------------      --------------         ------------
 Net increase (decrease)                 7,333,552            6,643,821           23,297,726
                                     ==============      ==============         ============


                       See Notes to Financial Statements.

                             B A R O N   F U N D S


Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES.
Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February
19, 1987. The Trust currently offers four series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, Baron Growth Fund, started in January of 1995, Baron Small Cap Fund, started in October of 1997, and Baron iOpportunity Fund, started in February of 2000. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Common expenses of the Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets. Direct expenses are charged to each Fund on a specific identification basis.

(c) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(e) ORGANIZATION COSTS. Costs incurred in connection with the organization and initial registration of Baron Growth Fund and Baron Small Cap Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(f) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions from REIT's.

(g) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than 180 days. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(h) USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
(2) PURCHASES AND SALES OF SECURITIES.
Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2000 were as follows:

Fund                           Purchases           Sales
-------------------------   --------------   -----------------
Baron Asset Fund             $ 90,811,483     $1,714,175,940
Baron Growth Fund            $171,850,715     $  107,651,965
Baron Small Cap Fund         $360,990,257     $  211,208,596
Baron iOpportunity Fund      $125,722,318     $    4,174,692


--------------------------------------------------------------------------------
(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG, serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit operating expenses to 1.50% of average net assets.

(b) DISTRIBUTION FEES. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

                             B A R O N   F U N D S

Brokerage transactions for the Funds may be effected by or through BCI. During the six months ended March 31, 2000, BCI earned Brokerage commissions as follows:

Fund                         Commissions
-------------------------   ------------
Baron Asset Fund             $2,365,631
Baron Growth Fund            $  232,246
Baron Small Cap Fund         $  439,115
Baron iOpportunity Fund      $   99,810

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.
--------------------------------------------------------------------------------
(4) CAPITAL LOSS CARRYFORWARD.
Baron Asset Fund and Baron Small Cap Fund had capital loss carryforwards at September 30, 1999, which can be used to offset future capital gains.

                           Capital Loss     Capital Loss
                            Carryovers       Carryovers
Fund                      Expiring 2006     Expiring 2007
----------------------   ---------------   --------------
Baron Asset Fund           $22,037,516      $28,197,921
Baron Small Cap Fund                --       52,251,354


--------------------------------------------------------------------------------
(5) LINE OF CREDIT. Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund and Baron Small Cap Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $50,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.875% to 2.00% depending on the duration of the loan. A commitment fee of 0.125% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.
During the six months ended March 31, 2000, Baron Asset Fund had an average daily balance on the line of credit of $28,903,967 at a weighted average interest rate of 7.50%, and Baron Growth Fund had an average daily balance of $249,183 at a weighted average interest rate of 7.22%. At March 31, 2000, there were no loans outstanding under the line of credit.
--------------------------------------------------------------------------------
(6) RESTRICTED SECURITIES.
A summary of the restricted securities held at March 31, 2000 follows:

BARON ASSET FUND
                                                                             Acquisition
Name of Issuer                                                                  Date            Value
-------------------------------------------------------------------------   ------------   ---------------
Common Stock
 Apollo International, Inc.                                                   07/21/99      $  1,000,008
 Chesapeake Healthcare Corp.                                                  12/03/98         4,000,196
 Correctional Mgmt. Services Corp.                                            12/30/98         8,000,085
 Vail Resorts, Inc. Cl A                                                      05/14/98        61,275,200
 XM Satellite Radio Holdings, Inc., Cl A                                      01/15/99        45,857,765
Warrants
 CoreComm, Ltd. Warrants Exp 05/26/2002                                       11/17/99         2,300,000
                                                                                            ------------
 Total Restricted Securities: (Cost $147,973,749) (2.13% of Net Assets)                     $122,433,254
                                                                                            ============


BARON GROWTH FUND                                                         Acquisition
Name of Issuer                                                               Date           Value
----------------------------------------------------------------------   ------------   -------------
Common Stock
 Bingham Financial Services Corp.                                          04/27/99      $  642,831
Warrants
 CoreComm, Ltd. Warrants Exp 05/26/2002                                    11/17/99       5,750,000
                                                                                         ----------
Total Restricted Securities: (Cost $5,084,370) (1.00% of Net Assets)                     $6,392,831
                                                                                         ==========


BARON SMALL CAP FUND                                                                 Acquisition
Name of Issuer                                                                          Date           Value
---------------------------------------------------------------------------------   ------------   -------------
Warrants
 CoreComm, Ltd. Warrants Exp 05/26/2002 (Cost $1,473,750) (0.21% of Net Assets)       11/17/99      $2,300,000
                                                                                                    ==========


--------------------------------------------------------------------------------
(7) Capital Contribution. On March 19, 1999, the Adviser reimbursed Baron Asset Fund $1,584,375 for the unrealized loss relating to the 10/07/98 purchase of 650,000 AMF Bowling, Inc. Baron Asset Fund recorded a capital contribution of $1,584,375. The Adviser did not receive any shares of Baron Asset Fund in exchange for this contribution. For tax purposes, this capital contribution reduced the realized gains (losses) for the fiscal year ended September 30, 1999.

                             B A R O N   F U N D S

(8) Investment in "Affiliates"*

BARON ASSET FUND



                                      Balance of          Gross        Gross Sales
                                    Shares Held on      Purchases          and
          Name of Issuer             Sep. 30, 1999    and Additions     Reductions
---------------------------------  ----------------  ---------------  -------------
Alexander's, Inc.                        350,900
AMF Bowling, Inc.                     10,210,000                          710,000
American Mobile Satellite Corp.        3,500,000
Avatar Holdings, Inc.                    750,000                          750,000
Bristol Hotels & Resorts Co.           2,100,750                        2,100,750
Caliber Learning Network, Inc.           804,600                          804,600
Choice Hotels Intl., Inc.             13,225,300
ChoicePoint, Inc. +                    1,640,000        1,640,000
CoreComm, Ltd. #                       2,205,000        1,117,500
Counsel Corp.                          2,170,000                        2,170,000
Cross Timbers Oil Co.                  4,375,000                        4,375,000
DeVry, Inc.                            5,150,000           70,000
Dollar Tree Stores, Inc.               3,750,000                          935,000
DVI, Inc.                              1,680,000                          290,000
Education Mgmt. Corp.                  2,900,000
Ethan Allen Interiors, Inc.            1,639,500          610,500
Flextronics Intl. Ltd. $               2,800,000        2,800,000         600,000
Hispanic Broadcasting Corp.            2,800,000                        1,420,000
Industrie Natuzzi SPA ADR              5,687,000                        1,634,100
ITT Educational Services, Inc.         2,000,000                        2,000,000
Learning Tree Intl., Inc.              2,000,000                        1,650,000
Libbey, Inc.                           2,920,000                          170,000
Manor Care, Inc.                      10,400,000                        2,350,000
OM Group, Inc.                         2,367,500
Robert Half Intl., Inc.                7,100,000                        1,000,000
Saga Comm., Inc., Cl A@                2,937,002          734,250
Seacor Smit, Inc.                      1,300,000                          220,000
Smart and Final, Inc.                  3,393,500                          593,500
Sotheby's Holdings, Inc., Cl A        20,775,000                          675,000
Southern Union Co.                     2,230,000          420,000
Sun Intl. Hotels, Ltd.                 3,315,000                           15,000
Sunburst Hospitality Corp.             3,975,036                        3,975,036
Vail Resorts, Inc., Cl A              10,066,000

                                      Balance of                                Dividend
                                    Shares Held on          Value                Income
          Name of Issuer             Mar. 31, 2000      Mar. 31, 2000     Oct. 1-Mar. 31, 2000
---------------------------------  ----------------  ------------------  ---------------------
Alexander's, Inc.                        350,900       $   22,282,150
AMF Bowling, Inc.                      9,500,000           20,187,500
American Mobile Satellite Corp.        3,500,000           84,000,000
Avatar Holdings, Inc.                          0                    **
Bristol Hotels & Resorts Co.                   0                    **
Caliber Learning Network, Inc.                 0                    **
Choice Hotels Intl., Inc.             13,225,300          190,940,269
ChoicePoint, Inc. +                    3,280,000          122,590,000
CoreComm, Ltd. #                       3,322,500          146,189,956
Counsel Corp.                                  0                    **
Cross Timbers Oil Co.                          0                    **         $   26,000
DeVry, Inc.                            5,220,000          159,210,000
Dollar Tree Stores, Inc.               2,815,000                    **
DVI, Inc.                              1,390,000           19,807,500
Education Mgmt. Corp.                  2,900,000           41,868,750
Ethan Allen Interiors, Inc.            2,250,000           56,250,000             151,720
Flextronics Intl. Ltd. $               5,000,000                    **
Hispanic Broadcasting Corp.            1,380,000                    **
Industrie Natuzzi SPA ADR              4,052,900           46,861,656
ITT Educational Services, Inc.                 0                    **
Learning Tree Intl., Inc.                350,000                    **
Libbey, Inc.                           2,750,000           75,281,250             424,800
Manor Care, Inc.                       8,050,000          108,675,000
OM Group, Inc.                         2,367,500          107,721,250             497,175
Robert Half Intl., Inc.                6,100,000          289,368,750
Saga Comm., Inc., Cl A@                3,671,252           70,212,695
Seacor Smit, Inc.                      1,080,000           65,205,000
Smart and Final, Inc.                  2,800,000           20,825,000
Sotheby's Holdings, Inc., Cl A        20,100,000          370,593,750           2,077,500
Southern Union Co.                     2,650,000           47,865,625
Sun Intl. Hotels, Ltd.                 3,300,000           64,350,000
Sunburst Hospitality Corp.                     0                    **
Vail Resorts, Inc., Cl A              10,066,000          159,089,450
                                                       --------------          ----------
                                                       $2,289,375,551          $3,177,195
                                                       ==============          ==========

*" Affiliated" issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of March 31, 2000.
** As of March 31, 2000, no longer an affiliate.
+ Received 1,640,000 shares from 2:1 stock split.
# Received 1,107,500 shares from 3:2 stock split.
$ Received 2,800,000 shares from 2:1 stock split.
@ Received 734,250 shares from 5:4 stock split

BARON SMALL CAP FUND

                                     Balance of          Gross        Gross Sales
                                   Shares Held on      Purchases          and
         Name of Issuer             Sep. 30, 1999    and Additions     Reductions
--------------------------------  ----------------  ---------------  -------------
AVTEAM, Inc.                            750,000                         750,000
Career Education Corp.                  893,900         106,100
Equity Marketing, Inc.                  300,000         125,000          50,000
IT Group, Inc.                        1,350,000                         350,000
Mortons Restaurant Group, Inc.          350,000          25,000

                                     Balance of                              Dividend
                                   Shares Held on         Value               Income
         Name of Issuer             Mar. 31, 2000     Mar. 31, 2000    Oct. 1-Mar. 31, 2000
--------------------------------  ----------------  ----------------  ---------------------
AVTEAM, Inc.                                  0        $       0**
Career Education Corp.                1,000,000        35,000,000
Equity Marketing, Inc.                  375,000         4,007,813
IT Group, Inc.                        1,000,000                 0**
Mortons Restaurant Group, Inc.          375,000         7,148,438
                                                       -----------            ------
                                                       $46,156,251            $    0
                                                       ===========            ======

* Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Small Cap Fund held 5% or more of the outstanding voting securities as of March 31, 2000.
** As of March 31, 2000, no longer an affiliate.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(9) Financial Highlights
BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

                                                                    Year Ended September 30,
                                                   Six Months
                                                      ended
                                                 March 31, 2000            1999            1998            1997
                                             ----------------------  ---------------  -------------  ---------------
Net asset value, beginning of period            $       51.57          $     39.96     $    47.43      $     35.50
                                                -------------          -----------     ----------      -----------
Income from investment operations
Net investment income (loss)                            (0.38)               (0.30)          0.05            (0.14)
Net realized and unrealized gains
 (losses) on investments                                13.60                11.95          (7.52)           12.11
                                                --------------         -----------     ----------      -----------
  Total from investment operations                      13.22                11.65          (7.47)           11.97
                                                --------------         -----------     ----------      -----------
Less distributions
Dividends from net investment income                     0.00                (0.04)          0.00             0.00
Distributions from net realized gains                    0.00                 0.00           0.00        (    0.04)
                                                --------------         -----------     ----------      -----------
  Total distributions                                    0.00                (0.04)          0.00        (    0.04)
                                                --------------         -----------     ----------      -----------
Net asset value, end of period                  $       64.79          $     51.57     $    39.96      $     47.43
                                                ==============         ===========     ==========      ===========
  Total return                                          25.6%                29.2%*        (15.7%)           33.8%
                                                --------------         -----------     ----------      -----------
Ratios/Supplemental data
Net assets (in millions), end of period         $    5,748.2           $  5,863.1     $  4,410.5       $  3,224.5
Ratio of expenses to average net assets                  1.35%**              1.31%          1.32%            1.35%
Less: Ratio of interest expense to average
 net assets                                             (0.03%)**             0.00%          0.00%            0.00%
                                                --------------         -----------    -----------      -----------
Ratio of operating expenses to average
 net assets                                               1.32%**             1.31%          1.32%            1.35%
                                                ==============         ===========    ===========      ===========
Ratio of net investment income (loss) to
 average net assets                                      (1.15%)**           (0.57%)         0.11%           (0.52%)
Portfolio turnover rate                                   1.57%              15.64%         23.43%           13.23%


                                                                           Year Ended September 30,
                                                   1996            1995          1994         1993         1992         1991
                                             ---------------  -------------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $     29.30      $   22.82     $  21.91     $  16.20     $  14.80     $  10.88
                                               -----------      ---------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)                         (0.06)         (0.09)       (0.14)       (0.13)       (0.08)        0.07
Net realized and unrealized gains
 (losses) on investments                              6.29           7.23         1.82         6.00         1.52         4.05
                                               -----------      ---------     --------     --------     --------     --------
  Total from investment operations                    6.23           7.14         1.68         5.87         1.44         4.12
                                               -----------      ---------     --------     --------     --------     --------
Less distributions
Dividends from net investment income                  0.00           0.00         0.00         0.00        (0.04)       (0.20)
Distributions from net realized gains                (0.03)         (0.66)       (0.77)       (0.16)        0.00         0.00
                                               -----------      ---------     --------     --------     --------     --------
  Total distributions                                (0.03)         (0.66)       (0.77)       (0.16)       (0.04)       (0.20)
                                               -----------      ---------     --------     --------     --------     --------
Net asset value, end of period                 $     35.50      $   29.30     $  22.82     $  21.91     $  16.20     $  14.80
                                               ===========      =========     ========     ========     ========     ========
  Total return                                       21.3%          32.3%         8.0%        36.5%         9.7%        38.3%
                                               -----------      ---------     --------     --------     --------     --------
Ratios/Supplemental data
Net assets (in millions), end of period        $  1,166.1       $  290.0      $  80.3      $  59.9      $  43.8      $  47.4
Ratio of expenses to average net assets               1.40%          1.44%        1.59%        1.85%        1.68%        1.70%
Less: Ratio of interest expense to average
 net assets                                           0.00%          0.00%        0.00%        0.00%        0.00%        0.00%
                                               -----------      ---------     --------     --------     --------     --------
Ratio of operating expenses to average
 net assets                                           1.40%          1.44%        1.59%        1.85%        1.68%        1.70%
                                               ===========      =========     ========     ========     ========     ========
Ratio of net investment income (loss) to
 average net assets                                  (0.29%)        (0.55%)      (0.71%)      (0.69%)      (0.53%)       0.49%
Portfolio turnover rate                              19.34%         35.15%       55.87%      107.94%       95.45%      142.73%

 * Had the advisor not made the capital contribution, the Fund's performance would have been reduced by 0.003%.
** Annualized.

BARON GROWTH FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------

                                                              Year Ended September 30,
                                                              Six Months
                                                                 ended
                                                            March 31, 2000          1999
                                                         --------------------  -------------
Net asset value, beginning of period                        $     29.06          $   20.32
                                                            -----------          ---------
Income from investment operations
Net investment income (loss)                                      (0.12)             (0.04)
Net realized and unrealized gains (losses) on
 investments                                                       7.08               8.82
                                                            ------------         ---------
  Total from investment operations                                 6.96               8.78
                                                            ------------         ---------
Less distributions
Dividends from net investment income                               0.00              (0.04)
Distributions from net realized gains                             (1.88)              0.00
                                                            ------------         ---------
  Total distributions                                              (1.88)            (0.04)
                                                            ------------         ---------
Net asset value, end of period                              $     34.14          $   29.06
                                                            ============         =========
  Total return                                                    25.5%              43.2%
                                                            ------------         ---------
Ratios/Supplemental data
Net assets (in millions), end of period                     $    637.4           $  439.4
Ratio of total expenses to average net assets                       1.36%**           1.40%
Less: Ratio of interest expense to average net assets               0.00%**          (0.03%)
                                                            ------------         ---------
Ratio of operating expenses to average net assets                   1.36%**           1.37%
                                                            ============         =========
Ratio of net investment income (loss) to average net
 assets                                                           (0.81%)**          (0.20%)
Portfolio turnover rate                                           20.03%             53.36%


                                                                        Year Ended September 30,
                                                              1998          1997         1996          1995*
                                                         -------------  -----------  -----------  --------------
Net asset value, beginning of period                       $   24.89     $  18.40     $  14.77      $  10.00
                                                           ---------     --------     --------      --------
Income from investment operations
Net investment income (loss)                                    0.06         0.06         0.11          0.04
Net realized and unrealized gains (losses) on
 investments                                                   (4.56)        6.68         3.66          4.73
                                                           ---------     --------     --------      --------
  Total from investment operations                             (4.50)        6.74         3.77          4.77
                                                           ---------     --------     --------      --------
Less distributions
Dividends from net investment income                           (0.02)       (0.09)       (0.04)         0.00
Distributions from net realized gains                          (0.05)       (0.16)       (0.10)         0.00
                                                           ---------     --------     --------      --------
  Total distributions                                          (0.07)       (0.25)       (0.14)         0.00
                                                           ---------     --------     --------      --------
Net asset value, end of period                             $   20.32     $  24.89     $  18.40      $  14.77
                                                           =========     ========     ========      ========
  Total return                                                (18.1%)       37.1%        25.8%         47.7%
                                                           ---------     --------     --------      --------
Ratios/Supplemental data
Net assets (in millions), end of period                    $  315.6      $ 390.8      $ 207.2       $  28.6
Ratio of total expenses to average net assets                   1.43%        1.40%        1.54%         1.99%**
Less: Ratio of interest expense to average net assets          (0.06%)       0.00%        0.00%         0.00%
                                                           ---------     --------     --------      ---------
Ratio of operating expenses to average net assets               1.37%        1.40%        1.54%         1.99%**
                                                           =========     ========     ========      =========
Ratio of net investment income (loss) to average net
 assets                                                         0.21%        0.37%        1.20%         1.13%**
Portfolio turnover rate                                        40.38%       25.17%       40.27%        40.56  %

 * For the period January 3, 1995 (commencement of operations) to September 30, 1995.
** Annualized.
The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996 and 1995. The expense offset amounts are included in expense data above.

                             B A R O N   F U N D S

--------------------------------------------------------------------------------
(9) Financial Highlights (continued)

BARON SMALL CAP FUND
Selected data for a share of beneficial interest outstanding throughout each period:



                                                           Six Months          Year ended September 30,
                                                              ended          ---------------------------
                                                         March 31, 2000           1999           1998
                                                      ----------------------  ------------  -------------
Net asset value, beginning of period                     $      13.37           $   8.61      $  10.00
                                                         ------------           --------      --------
Income from investment operations
Net investment gain (loss)                                      (0.06)             (0.10)        (0.02)
Net realized and unrealized loss on
 investments                                                     4.53               4.86         (1.37)
                                                         -------------          --------      --------
  Total from investment operations                               4.47               4.76         (1.39)
                                                         -------------          --------      --------
Less distributions
Dividends from net investment income                             0.00               0.00          0.00
Distributions from net realized gains                            0.00               0.00          0.00
                                                         -------------          --------      --------
  Total distributions                                            0.00               0.00          0.00
                                                         -------------          --------      --------
Net asset value, end of period                           $      17.84           $  13.37      $   8.61
                                                         =============          ========      ========
  Total return                                                   33.4%              55.3%        (13.9%)
                                                         -------------          --------      --------
Ratios/Supplemental data
Net assets (in millions), end of period                  $    1,085.6            $ 715.7      $  403.7
Ratio of expenses to average net assets                          1.33%**            1.34%         1.39%
Ratio of net investment loss to average net assets              (0.81%)**          (0.99%)       (0.20%)
Portfolio turnover rate                                         24.18%             42.69%        59.68%

** Annualized.


BARON i OPPORTUNITY FUND
Selected data for a share of beneficial interest outstanding throughout the period:

                                                                For the period
                                                              February 29, 2000
                                                         (commencement of operations)
                                                              to March 31, 2000
                                                        -----------------------------
Net asset value, beginning of period                            $    10.00
                                                                ----------
Income from investment operations
Net investment gain                                                   0.02
Net realized and unrealized loss on investments                      (0.16)
                                                                -----------
  Total from investment operations                                   (0.14)
                                                                -----------
Less distributions
Dividends from net investment income                                  0.00
Distributions from net realized gains                                 0.00
                                                                -----------
  Total distributions                                                 0.00
                                                                -----------
Net asset value, end of period                                  $     9.86
                                                                ===========
  Total return                                                       (1.4%)
                                                                -----------
Ratios/Supplemental data
Net assets (in millions), end of period                         $   229.7
Ratio of total expenses to average net assets                         1.91%**
Less: Expense reimbursement by investment adviser                    (0.41%)**
                                                                -----------
Ratio of net expenses to average net assets                           1.50%**
                                                                ===========
Ratio of net investment income to average net assets                  2.48%**
Portfolio turnover rate                                               3.55%

** Annualized.

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